SCHEDULE 14A
                       (Rule 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT
                  SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934
               (Amendment No.               )

Filed by the Registrant  /x/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
 / / Preliminary Proxy Statement    / / Confidential, for Use of
                                         the Commission Only (as permitted
                                         by Rule 14a-6(e)(2))
 /x/ Definitive Proxy Statement
 / / Definitive Additional Materials
 / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              OCCIDENTAL PETROLEUM CORPORATION
 ------------------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
 /x/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

 / / $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).

 / / Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which
         transaction applies:
         _____________________________________________________________

     (2) Aggregate number of securities to which transactions applies:
         _____________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _____________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         _____________________________________________________________

     (5) Total fee paid:
         _____________________________________________________________

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         _____________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         _____________________________________________________________

     (3) Filing Party:
         _____________________________________________________________

     (4) Date Filed:
         _____________________________________________________________

                OCCIDENTAL PETROLEUM CORPORATION
                    10889 WILSHIRE BOULEVARD
                  LOS ANGELES, CALIFORNIA 90024
(LOGO)


  DR. RAY R. IRANI
CHAIRMAN OF THE BOARD
     PRESIDENT
        AND
CHIEF EXECUTIVE OFFICER



                                                   March 13, 1995


Dear Stockholder:

      On behalf of our Board of Directors, I cordially invite you to attend Occidental's 1995 Annual Meeting of Stockholders at
10:30  A.M. on Friday, April 28, 1995, at the Santa Monica  Civic
Auditorium, 1855 Main Street, Santa Monica, California.

      Our business will include electing four directors, all of whom are present Occidental directors, ratifying the selection of independent public accountants and approving the adoption of the Occidental Petroleum Corporation 1995 Incentive Stock Plan.

      These matters are described in detail in the attached Proxy
Statement for the meeting.

      The directors and officers of Occidental look forward to seeing you at the meeting. As in the past, there will be a report on operations and an opportunity for questions.

      I encourage you to attend the meeting in person. Whether you do so or not, however, I hope you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. This will save Occidental additional expenses of soliciting proxies as well as ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy. Whether you vote in person or by proxy, your vote will be kept confidential.

                               Sincerely yours,

                               R R Irani

(LOGO)          OCCIDENTAL PETROLEUM CORPORATION
                    10889 WILSHIRE BOULEVARD
                  LOS ANGELES, CALIFORNIA 90024

                         _______________


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD APRIL 28, 1995


To the Stockholders:

      The Annual Meeting of Stockholders of Occidental Petroleum Corporation ("Occidental") will be held at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California, on Friday, April 28, 1995, at 10:30 A.M. for the following purposes, all as set forth in the attached Proxy Statement:

           1. To elect four directors to serve for three-year terms expiring at the annual meeting in 1998 and until their successors are elected and qualified. The Board of Directors' nominees are named in the attached Proxy Statement.

          2. To consider and take action on the ratification of the selection of Arthur Andersen LLP as independent public accountants for 1995.

           3. To consider and take action on the proposal to approve the Occidental Petroleum Corporation 1995 Incentive Stock
Plan.

           4. To transact such other business as may properly come before the meeting or any adjournment thereof, including such matters as may be duly proposed by stockholders. The Board of Directors knows of six stockholder proposals that may be presented at the meeting and that are described in the attached Proxy Statement.

      Only stockholders of record on the books of Occidental at the close of business on March 9, 1995, will be entitled to receive notice of and to vote at the meeting.

      Stockholders are cordially invited to attend the meeting in person. However, whether or not you expect to attend, we urge you to read the accompanying Proxy Statement and then complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting, and your promptness will assist us to prepare for the meeting and to avoid the cost of a follow-up mailing. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.

                               Sincerely,

                               Donald P. de Brier
Los Angeles, California        Donald P. de Brier
March 13, 1995                 Secretary

(LOGO)          OCCIDENTAL PETROLEUM CORPORATION
                    10889 WILSHIRE BOULEVARD
                  LOS ANGELES, CALIFORNIA 90024

                         _______________


                         PROXY STATEMENT


    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 28, 1995

                        ________________


                       GENERAL INFORMATION

      This Proxy Statement is furnished to stockholders of Occidental Petroleum Corporation, a Delaware corporation ("Occidental"), in connection with the solicitation by the Board of Directors of Occidental (the "Board of Directors" or "Board") of proxies for use at its Annual Meeting of Stockholders (the "Meeting") scheduled to be held on Friday, April 28, 1995, at 10:30 A.M., Los Angeles time, at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California, and at any and all adjournments thereof. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed form of proxy will commence on or about March 13, 1995.

      At  the Meeting, stockholders of Occidental will vote upon:
(1) the election of four directors; (2) the ratification of the selection of independent public accountants for 1995; (3) the approval of the Occidental Petroleum Corporation 1995 Incentive Stock Plan (the "Incentive Plan"); and (4) such other business as may properly come before the Meeting and any and all adjournments thereof, including such matters as may be duly proposed by stockholders. The Board of Directors knows of six stockholder proposals that may be presented at the Meeting and that are described herein.

VOTING RIGHTS AND VOTES REQUIRED

      The close of business on March 9, 1995, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting. As of the close of business on such date, Occidental had outstanding and entitled to vote 317,339,166 shares of Common Stock, par value $.20 per share ("Common Stock") and 3,606,484 shares of $3.875 Cumulative Convertible Voting Preferred Stock, par value $1.00 per share ("Convertible Preferred Stock").

      A majority of the outstanding shares of Common Stock and Convertible Preferred Stock voting together as a single class must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock and Convertible Preferred Stock entitled to vote at the Meeting will have one vote for each share so held.

      When no instructions have been given on a proxy card with respect to a matter, the shares will be voted in the manner specified on the card. Pursuant to stock exchange rules, however, shares held in street name will not be voted with respect to certain matters when no instructions have been given.

      Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The four candidates receiving the highest number of votes will be elected. In tabulating the votes, broker nonvotes will be disregarded and have no effect on the outcome of the vote.

      The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock voting together as a single class represented at the Meeting in person or by proxy and entitled to vote thereat will be required to ratify the selection of independent public accountants and to adopt the Incentive Plan and any stockholder proposal duly presented at the Meeting. In determining whether a proposal, other than the proposal to adopt the Incentive Plan, has received the requisite number of affirmative votes, abstentions and broker nonvotes will have the same effect as votes against the proposal. In accordance with the requirements of Rule 16b-3(b) of the Securities Exchange Act of 1934, as amended, in determining whether requisite approval of the Incentive Plan has been received, abstentions will have the same effect as votes against the proposal and broker nonvotes will be disregarded.

VOTING OF PROXIES

      In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board has designated Dr. Ray R. Irani and Dr. Dale R. Laurance to vote shares represented by such proxies. Shares represented by all properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election of the nominees listed below under "Election of Directors," FOR the ratification of the selection of independent public accountants, FOR the adoption of the Incentive Plan and AGAINST each of the stockholder proposals described herein.

      The Board of Directors is not aware of any matter that will come before the Meeting other than as described above. However, if any such other matter is duly presented, in the absence of instructions to the contrary, such proxies will be voted in accordance with the judgment of Drs. Irani and Laurance.

CONFIDENTIAL VOTING

      Occidental has a policy that all proxies, ballots and other voting materials that identify how a stockholder voted are to be kept permanently confidential and are not to be disclosed to an entity or person, including the directors, officers, employees or stockholders of Occidental, except (i) to allow the tabulator to tabulate and certify the vote, (ii) to comply with federal or state law, including the order of any court, department or agency, (iii) in connection with a contested proxy solicitation,
(iv) if a stockholder makes a written comment on a proxy card or ballot or (v) if a stockholder expressly requests disclosure of his or her vote. The receipt and tabulation of the proxies, ballots and voting materials and the performance of the duties of the inspector of election must be by one or more parties independent of Occidental, its Board of Directors and any stockholder holding more than 10 percent of the voting securities of Occidental. The tabulator and inspector of elections are required to sign a statement acknowledging the obligation to comply with the policy.

REVOCATION OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised. Any proxy may be revoked by a writing, by a valid proxy bearing a later date delivered to Occidental or by attending the Meeting and voting in person.

SOLICITATION OF PROXIES

       The expenses of this solicitation will be paid by Occidental. To the extent necessary to ensure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by officers, directors and regular employees of Occidental, who will receive no additional compensation therefor. In addition, Occidental has engaged the services of Georgeson & Company Inc., a firm specializing in proxy solicitation, to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at approximately $15,000, plus reimbursement of out-of-pocket expenses. Occidental will pay persons holding stock in their names or in the names of their nominees, but not owning such stock beneficially (such as brokerage houses, banks and other fiduciaries), for the expense of forwarding soliciting material to their principals.

                      ELECTION OF DIRECTORS


      The directors of Occidental are divided into three classes, with one third of the directors standing for election each year. No person who has reached the age of 72 is eligible for election as a director of Occidental except that any person who at December 15, 1994, was aged 72 or older and serving as a director is eligible for reelection as a director once, at the annual meeting of stockholders occurring upon expiration of the term of office such director was serving at December 15, 1994. The terms of four directors will expire at the Meeting, the terms of four directors will expire at the 1996 annual meeting, and the terms of four directors will expire at the 1997 annual meeting. All of the directors whose terms expire at the Meeting previously were elected by the stockholders except for Mr. Maloney, who was appointed to the Board of Directors in December 1994 to fill the vacancy left by the death of Mr. Arthur B. Krim.

      The four persons designated by the Board of Directors as nominees for election as directors at the Meeting are Dr. Ray R.
Irani, Dr. Dale R. Laurance and Messrs. Irvin W. Maloney and Aziz
D. Syriani.

      It is intended that proxies received will be voted for the election as directors of the four nominees, to serve for three-year terms expiring at the 1998 annual meeting and until their successors are elected and qualified. In the event any nominee should be unavailable at the time of the Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

      The following biographical information is furnished with respect to each of the four nominees for election at the Meeting and for each of the other eight directors whose terms will continue after the Meeting.

                            NOMINEES

(PHOTOGRAPH OF DR. RAY R. IRANI)
DR. RAY R. IRANI, 60                          Director since 1984
Chairman of the Board, President and Chief
Executive Officer of Occidental; Chairman of the Board of Canadian Occidental Petroleum Ltd.

      Dr. Irani has been Chairman, President and Chief Executive Officer of Occidental since 1990 and a director of the corporation since 1984. He was President and Chief Op-erating Officer of Occidental from 1984 to 1990 and before that was an Executive Vice President of the corporation. Dr. Irani joined the Occidental organization in 1983 as Chairman and Chief Executive Officer of Occidental Chemical Corporation. He has been Chairman of the Board of Canadian Occidental Petroleum Ltd., a company in which Occidental has a 30 percent equity in-vestment, since 1986. From 1973 until he joined Occidental, Dr. Irani held various positions with Olin Corporation and ultimate-ly served as President and Chief Operating Officer of Olin Corp-oration and as a member of that firm's board of directors.

      Dr. Irani received a B.S. degree in chemistry from the American University of Beirut in 1953 and a Ph.D. in physical chemistry from the University of Southern California in 1957. He holds 50 U.S. patents and more than 100 foreign patents, is the author of the book "Particle Size" and has published more than 50 technical papers.

      Dr. Irani is a director of the National Association of Manufacturers, the American Petroleum Institute, the National Committee on United States-China Relations, the Jonsson Cancer Center Foundation/UCLA, Bank Audi and Kaufman and Broad Home Corporation. He is a member of the National Petroleum Council, the American Institute of Chemists, Inc., the American Chemical Society, the Scientific Research Society of America, the Industrial Research Institute, The Conference Board, the California Business Roundtable and the California Chamber of Commerce. He is a trustee of the University of Southern California and serves on the CEO Board of Advisors of the University's School of Business Administration. He also is a trustee of St. John's Hospital & Health Center Foundation and the American University of Beirut and is a member of the Board of Governors of Town Hall and the World Affairs Council.

      Dr. Irani was the recipient of the American Institute of Chemists' 1983 Honorary Fellow Award, Polytechnic University's 1988 Creative Technology Award and the Chemical Marketing Research Association's 1990 Man of the Year Award. He received the B'nai B'rith 1991 International Corporate Achievement Award and, in 1992, the CEO of the Year Bronze Award from "Financial World" magazine and the Americanism Award from the Boy Scouts of America. He also received the 1994 Distinguished Service Award presented by the American Jewish Committee.

      Dr. Irani was appointed in 1994 by President Clinton to the President's Export Council, the premier national advisory committee on international trade. Dr. Irani is the only appointee to the Council from the energy and chemical industries.

     Committee:  Executive (Chairman).

(PHOTOGRAPH OF DR. DALE R. LAURANCE)
DR. DALE R. LAURANCE, 49                    Director since 1990
Executive Vice President and
Senior Operating Officer
of Occidental.

      Dr. Laurance was elected Senior Operating Officer and a director of Occidental in 1990 and Executive Vice President -
Operations in  1984.   He  joined Occidental  in  1983 as a Vice
President  of Occidental  Chemical  Corporation.  He is  also  a
Director   of   Canadian   Occidental   Petroleum  Ltd.,  Jacobs
Engineering Group Inc., The Armand Hammer Museum of Art and Cultural Center, Inc., Chemical Manufacturers Association, Los Angeles Area Chamber of Commerce, U.S.-Arab Chamber of Commerce, Boy Scouts of America, Western Los Angeles County Council and a member of the Advisory Board of the Chemical Heritage Foundation. He is a past Chairman of the Advisory Board for the Department of Chemical and Petroleum Engineering at the University of Kansas and is a recipient of the Distinguished Engineering Service Award from the School of Engineering at the University of Kansas. Dr. Laurance has served as a Managing Director of the Joffrey Ballet Company.

     Committee:  Executive.

(PHOTOGRAPH OF IRVIN W. MALONEY)
IRVIN W. MALONEY, 64                         Director since 1994
President and Chief Executive Officer
of Dataproducts Corporation,
Woodland Hills, California.

      Mr. Maloney has been President and Chief Executive Officer since April 1992 of Dataproducts Corporation of Woodland Hills, California, which designs, manufactures and markets a complete line of impact and nonimpact printers and supplies for computers. He joined Dataproducts in 1988 and was elected President and Chief Operating Officer in October 1991. Prior to joining Dataproducts, Mr. Maloney had served for three years as an Executive Vice President of Contel Corporation and President of Contel's information systems sector; was General Manager of Harris Corporation's customer support and national accounts divisions; and spent 27 years in various management positions with International Business Machines, lastly as Vice President of western field operations. He is a member of the executive board of the City of Hope and is on the board of directors of the City of Hope Medical Center. He also is affiliated with the Center for Corporate Innovation.

(PHOTOGRAPH OF AZIZ D. SYRIANI)
AZIZ D. SYRIANI, 53                          Director since 1983
President and Chief
Operating Officer, The Olayan
Group of Companies.

      Mr. Syriani has served since 1978 as the President and Chief Operating Officer of The Olayan Group, a diversified trading,
services   and   investment  organization  with  activities   and
interests  in  the  Middle  East  and  elsewhere.   He  has  been
associated  with  The Olayan Group since 1973, first  as  outside
legal  counsel and then as a full-time executive  in  1976.   Mr.
Syriani obtained his LL.M. degree from Harvard Law School.

     Committees: Investment (Chairman); Nominating.


                      CONTINUING DIRECTORS

(PHOTOGRAPH OF SENATOR ALBERT GORE, SR.)
SENATOR ALBERT GORE, Sr., 87                  Director since 1972
Former Executive Vice President                 Term expires 1996
of Occidental; Former United States Senator.

      A former United States Senator from Tennessee, Senator Gore was a United States Congressman from 1939 to 1953, was a Senator from 1953 to 1971 and was in the private practice of law in Washington, D.C. from that time until he was elected an Exec-utive Vice President of Occidental and Chairman of the Board of Occidental's subsidiary Island Creek Coal Company in September 1972, positions he held until August 1983. In the United States Senate, he was active in the fields of energy, including nuclear and coal, taxation, foreign relations and international trade. He was a member of the Joint Committee on Atomic Energy, the Finance Committee and the Foreign Relations Committee. He coauthored the Gore-Holifield Bill relating to the development of nuclear power and the Gore-Fallon Interstate Highway Bill and was a leader and author of several international trade amendments and bills. He served as a delegate to the United Nations during President Kennedy's administration and negotiated an agreement on outer space between the United States and the former Soviet Union. Senator Gore has served on the faculty of Vanderbilt University and was a visiting scholar at the Kennedy Institute of Harvard University, University of California, Davis, and other institutions. He is the author of two books: "The Eye of the Storm" and "Let the Glory Out." He is now active as a businessman in real estate and other commercial ventures.

(PHOTOGRAPH OF ARTHUR GROMAN)
ARTHUR GROMAN, 80                             Director since 1957
Lawyer - Senior Partner of the law firm         Term expires 1997
of Mitchell, Silberberg & Knupp,
Los Angeles, California.

      Mr. Groman has served on the Board of Directors of Occidental longer than any other director, having been first elected in June 1957. He is the senior partner of the Los Angeles law firm of Mitchell, Silberberg & Knupp, having been associated with that firm since 1944. Previously, he was an attorney in the Office of the General Counsel in the U.S. Treasury Department and an attorney for the Bureau of Internal Revenue. He is the author of numerous articles on taxation. Mr. Groman is a cofounder of the Tax Institute of the Law School of the University of Southern California, a Fellow of the American College of Trial Lawyers, a past President of the California Institute for Cancer Research, a member of the Board of Directors of Cedars-Sinai Medical Center and a member of the Board of Visitors of the UCLA Medical School. He has served as President of the Yale Law School Alumni Association of Southern California.

     Committees:  Executive; Nominating (Chairman).

(PHOTOGRAPH OF J. ROGER HIRL)
J. ROGER HIRL, 63                            Director since 1988
Executive Vice President of Occidental;        Term expires 1997
President and Chief Executive Officer of
Occidental Chemical Corporation.

      Mr. Hirl became President and Chief Operating Officer of Occidental Chemical Corporation in 1983 and its Chief Execu-tive Officer in 1991. He was elected an Executive Vice President of Occidental in 1984. Before joining Occidental, he was Senior Vice President of the Chemicals Group of Olin Corporation, where he was responsible for all business units. During a 23-year career with Olin, Mr. Hirl held a number of management positions, including Vice President of Administration and Vice President and General Manager of the company's industrial chemicals department. Mr. Hirl is a graduate of the University of Iowa, where he received a B.L.S. degree in liberal arts. Mr. Hirl is Chairman of the Board of the Chlorine Chemistry Council and the Office of the Chemical Industry Trade Advisor and serves as Vice Chairman of the Society of Chemical Industry - American Section. He is a past Chairman of the Board of the Chemical Manufacturers Association, the American Plastics Council and the Chlorine Institute. He is a director of Armand Products Company, Clean Sites, the Texas Research League, the Greater Dallas Chamber of Commerce, Circle Ten Council of the Boy Scouts of America and The Science Place, Dallas.

(PHOTOGRAPH OF JOHN W. KLUGE)
JOHN W. KLUGE, 80                             Director since 1984
Chairman of the Board                           Term expires 1997
and President of
Metromedia Company,
New York, New York.

      Mr. Kluge has been Chairman of the Board and President of Metromedia Company since 1986. Metromedia Company is a diversified investment partnership with activities in telecommunications, food services, robotic painting and computer software. Mr. Kluge is a director of Orion Pictures Corporation, The Bear Stearns Companies Inc., LDDS Communications, Inc., PON Holding Corp. and Metromedia Steakhouses Company, L.P. He is a Governor of the New York College of Osteopathic Medicine, a Trustee of the Preventive Medicine Institute-Strang Clinic and a member of the Advisory Committee of Chemical Banking Corporation.

(PHOTOGRAPH OF GOERGE O. NOLLEY)
GEORGE O. NOLLEY, 79                         Director since 1983
Ranching and Investments.                      Term expires 1996

      Mr. Nolley has been engaged in ranching and farming since 1961. He was a founder, officer and director of The Permian Corporation, which was subsequently (from 1965 to 1983) a wholly owned subsidiary of Occidental, and he was a director of Cities Service Company when Occidental acquired that company in 1982.

Committees:     Audit   (Chairman);   Compensation    (Chairman);
Environmental, Health and Safety; Investment.

(PHOTOGRAPH OF JOHN F. RIORDAN)
JOHN F. RIORDAN, 59                           Director since 1991
Executive Vice President of Occidental;         Term expires 1996
President, Chief Executive Officer
and a Director of MidCon Corp.

      Mr. Riordan became Chief Executive Officer of MidCon Corp., which conducts Occidental's natural gas transmission business, in 1990 and was elected an Executive Vice President of Occidental in 1991. He has been President and a director of MidCon Corp. since 1988. Mr. Riordan joined Occidental's chemical division in 1958. From 1987 to 1988, he was President and a director of the company that was the natural gas liquids affiliate of Occidental Oil and Gas Corporation. He was Executive Vice

President and a director of OXY USA Inc. and Executive Vice President of Occidental Oil and Gas Corporation from 1986 to 1988. Mr. Riordan has a B.S. degree in chemistry from Niagara University and an M.B.A. degree from the State University of New York at Buffalo. Mr. Riordan serves on the boards of the American Gas Association, the Interstate Natural Gas Association of America, the Natural Gas Council and the Gas Research Institute. He is a member of the Board of Directors of CBI Industries, Inc. He is a director of the Chicagoland Chamber of Commerce and a governing member of the Orchestral Association in Chicago.

(PHOTOGRAPH OF RODOLFO SEGOVIA)
RODOLFO SEGOVIA, 58                           Director since 1994
Managing Partner of                             Term Expires 1997
Inversiones Sanford S.A.
Bogota, Colombia.

      Mr. Segovia has served as the Managing Partner of Inversiones Sanford S.A., a conglomerate with interests in, among other things, the manufacture of wire and cable, poly-
vinyl  chloride  resins   and   compounds,  and  stabilizers  and
other specialty chemicals for the plastics industry, since January 1994, a position he also held from 1986 to 1990. He was a Senator of the Republic of Colombia from 1990 to 1993 and the Minister of Public Works and Transportation for the Republic of Colombia from 1985 to 1986. He was President of Empresa Colombiana de Petroleos from 1982 to 1985 and prior to that spent 17 years with Petroquimica Colombiana, S.A. in a number of management positions, including President. Mr. Segovia has a B.S. in Chemical Engineering from the Massachusetts Institute of Technology, an M.A. in Latin American History from the University of California, Berkeley, and a Certificate in Economic Development from the French IRFED institute. He is a member of the Colombian Academy of History and a trustee and member of the Executive Committee of the University of Los Andes. He has been a lecturer at the War College (Colombia) since 1981 and is the author of "The Fortifications of Cartagena de Indias, Strategy and History." Mr. Segovia is a recipient of the Order of Merit of the French Republic.

     Committee:  Environmental, Health and Safety.

(PHOTOGRAPH OF ROSEMARY TOMICH)
ROSEMARY TOMICH, 57                           Director since 1980
Owner, Hope Cattle Company and A. S. Tomich     Term expires 1996
Construction Company; Chairman of the Board of Directors and Chief Executive Officer,
Livestock Clearing Inc.

      Miss Tomich has been owner of the Hope Cattle Company, a feeding operation, since 1958. Since 1970, she has been the owner of the A. S. Tomich Construction Company in Los Angeles, California. Miss Tomich is a founding director of Palm Springs Savings Bank, a Trustee of the Salk Institute for Biological Studies, a director of the Betty Clooney Foundation for Persons With Brain Injury, a director of Continental Culture Specialists Inc., a member of the Advisory Board of the University of Southern California School of Business Administration and a mem-ber of the President's Corporate Cabinet of the California Poly-technic State University San Luis Obispo.

      Committees:  Executive; Audit; Compensation; Environmental,
Health and Safety (Chairperson); Investment.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

       The Board of Directors has established an Executive Committee, consisting of Dr. Irani, as Chairman, Mr. Groman, Dr. Laurance and Miss Tomich, which, to the extent permitted by law, exercises the powers of the Board with respect to the management of the business and affairs of Occidental between Board meetings. The Executive Committee held no meetings during 1994 and acted in no instances by unanimous written consent in lieu of a meeting. The Board has also established standing Audit; Compensation; Nominating; Environmental, Health and Safety; and Investment Committees.

      The Audit Committee, consisting of Mr. Nolley, as Chairman, and Miss Tomich, selects the firm of independent public accountants that audits the consolidated financial statements of Occidental and its subsidiaries, discusses the scope and results of the audit with the accountants, discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's financial controls with the accountants and with management and discusses the results of internal audits with management. The Audit Committee held six meetings in 1994.

      The Compensation Committee, consisting of Mr. Nolley, as Chairman, and Miss Tomich, administers Occidental's incentive plans, including the Incentive Compensation Plan, the Executive Long-Term Incentive Stock Purchase Plan and the Stock Option Plans, and reviews the annual compensation of the senior officers of Occidental. The Compensation Committee held five meetings in 1994. The Compensation Committee's report on executive compensation begins at page 16.

      The Nominating Committee, consisting of Mr. Groman, as Chairman, and Mr. Syriani, recommends candidates for election to the Board. The Nominating Committee will consider nominees recommended by stockholders if the stockholder recommendations are forwarded to the Secretary of Occidental for transmission to the Nominating Committee and are otherwise in compliance with Occidental's By-laws. Under Occidental's By-laws, nominations for directors, other than those made by the Board of Directors, are subject to receipt by Occidental of notice of the proposed nomination not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Additional information is also required as specified in Occidental's By-laws, a copy of which may be obtained from Occidental upon request. The Nominating Committee held three meetings in 1994.

      The Environmental, Health and Safety Committee, consisting of Miss Tomich, as Chairperson, and Messrs. Nolley and Segovia, reports to the Board on environmental, health and safety matters; reviews all environmental and safety audits; and monitors significant environmental, health and safety issues. The Environ mental, Health and Safety Committee held six meetings in 1994.

      The Investment Committee, consisting of Mr. Syriani, as Chairman, Mr. Nolley and Miss Tomich, reviews and makes written recommendations to the Board related to significant business activities outside the areas of Occidental's primary business operations (oil and gas, gas transmission and chemicals) or domestic coal. Although there were no matters for its consideration, the Investment Committee held four meetings in 1994 as required pursuant to the settlement of prior litigation.

      The Board of Directors held six regular meetings during 1994. Each director, except Mr. Kluge, attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees of which he or she was a member.

      Nonemployee directors are paid a monthly retainer at the an nual rate of $25,000, plus $600 for each meeting of the Board of Directors or of its committees they attend. During 1994, certain directors also were compensated on a similar basis for service as directors of the Occidental Petroleum Charitable Foundation, Inc.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      As noted above, the current members of the Compensation Committee are Mr. Nolley and Miss Tomich. Neither of the members of the Compensation Committee served as a member of the compensation committee or other board committee performing similar functions of any other entity in 1994.

RELATED PARTY TRANSACTIONS

      For many years, Occidental and certain of its subsidiaries have used the services of various attorneys, including Mr. Groman, at the law firm of Mitchell, Silberberg & Knupp, of which Mr. Groman is a senior partner. During 1994, Occidental and such subsidiaries paid the firm approximately $1,574,975 for legal services and disbursements. In addition, Occidental has entered into a consultation agreement with Mr. Groman pursuant to which he will render consulting services for a term of seven years after he ceases to be a director for annual compensation during such term of $25,000, with one half of such compensation payable to designated beneficiaries for the balance of such term if he dies prior to its expiration.

CERTAIN LEGAL PROCEEDINGS

      In 1991, a purported class action (the "Zucker action") was filed against Occidental in the U.S. District Court for the Central District of California, following Occidental's announcement of an extensive restructuring program. The Zucker action, which also names Dr. Irani and a press spokesman as defendants, alleges that Occidental misrepresented its intention to maintain the Common Stock dividend, which was reduced as part of the restructuring program. The complaint seeks unspecified damages for violations of the federal securities laws on behalf of persons who purchased Common Stock between September 18, 1990, and January 11, 1991. The parties have agreed upon the terms of a stipulated settlement, which was approved by the Court on November 1, 1993. A Notice of Appeal has been filed by a stockholder. The appeal is pending before the United States Court of Appeals for the Ninth Circuit.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE  ACT  OF
1934

      Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers and directors are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of Common Stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of such reports furnished to Occidental, or written representations that no reports were required, Occidental believes that, during 1994, all of its executive officers and directors complied with the Section 16(a) requirements.


 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     On February 28, 1995, the beneficial owners shown below were the only persons known to Occidental to be the beneficial owner of 5 percent or more of any class of the outstanding voting securities of Occidental. As explained above under "Voting Rights and Votes Required," Convertible Preferred Stock and Common Stock vote together as a class. Accordingly, the voting power of each of the beneficial owners of Convertible Preferred Stock shown below is less than 1 percent of the combined class of Convertible Preferred Stock and Common Stock.

                                        Amount and
                 Name and Address       Nature of        Percentage
 Title of        of Beneficial          Beneficial       of
   Class         Owner                  Ownership        Class
 ---------       ----------------      -----------      -----------
Common Stock     J. P. Morgan & Co.    19,026,147(1)      6.0%
                 Incorporated
                 60 Wall Street
                 New York, New York
                 10260

$3.875           Lamar Hunt Trust       1,241,448(2)      34.4%
Convertible      Estate
Voting           1601 Elm Street,
Preferred        Suite 1962
                 Dallas, Texas 75201

$3.875           Nelson Bunker Hunt     1,170,732(2)      32.5%
Convertible      Trust Estate
Voting           500 Akard, Suite
Preferred        3500
                 Dallas, Texas 75201

$3.875           William Herbert Hunt   1,194,304(2)      33.1%
Convertible      Trust Estate
Voting           1602 Elm Street,
Preferred        Suite 3900
                 Dallas, Texas  75201

___________________________
    (1) Pursuant to the Schedule 13G filed by it with Securities and Exchange Commission, J. P. Morgan & Co. Incorporated has sole voting power for 10,529,279 shares, shared voting power for 130,350 shares, sole investment power for 18,814,397 shares and shared investment power for 211,250 shares.
    (2) Occidental has been advised that the owner has sole voting and investment power with respect to the shares listed above.


     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of February 28, 1995, by the five highest-paid executive officers, the directors of Occidental and all executive officers and directors as a group, which ownership in each case represented less than 1 percent of such class of stock.
                                Amount and Nature
          Name of Beneficial           of
          Owner                 Beneficial Ownership (1)
          ------------------    ------------------------

          Ray R. Irani            1,322,249
          Dale R. Laurance          267,312
          J. Roger Hirl             191,194
          David R. Martin           192,521
          John F. Riordan           168,312 (2)
          Albert Gore, Sr.           34,087 (3)
          Arthur Groman              17,000
          John W. Kluge              20,000
          Irvin W. Maloney            1,000
          George O. Nolley            1,486
          Rodolfo Segovia             1,008
          Aziz D. Syriani             1,000
          Rosemary Tomich             4,500

          All executive
          officers and
          directors as a
          group (27 persons)      2,918,669 (4)
___________________________
   (1) Does not include shares acquired after December 31, 1994, under the Occidental Petroleum Corporation Savings Plan. Each executive officer and director possesses sole voting and investment power with respect to the shares listed, except for 580,567 shares held by Dr. Irani, 112,004 shares held by Dr. Laurance, 56,696 shares held by Mr. Hirl, 50,347 shares held by Mr. Martin and 44,864 shares held by Mr. Riordan, for which investment power had not vested pursuant to the Occidental Petroleum Corporation Executive Long-Term Incentive Stock Purchase Plan (the "Stock Purchase Plan"). Shares shown also include the following shares subject to options exercisable on February 28, 1995, or becoming exercisable within 60 days thereafter: Dr. Irani, 630,000 shares; Dr. Laurance, 130,000 shares; Mr. Hirl, 110,000 shares; Mr. Martin, 104,000 shares; and Mr. Riordan, 93,001 shares.
    (2) Holdings include 100 shares held by Mr. Riordan's wife, as to which Mr. Riordan disclaims any beneficial ownership.
    (3) Holdings include 5,500 shares held by Senator Gore's wife, as to which Senator Gore disclaims any beneficial ownership.
    (4) Holdings include 1,475,178 shares that certain executive officers and directors could acquire upon the exercise of options exercisable on February 28, 1995, or becoming exercisable within 60 days thereafter, as well as 1,017,398 shares issued pursuant to the Stock Purchase Plan for which investment power had not vested.

                     EXECUTIVE COMPENSATION


COMPENSATION TABLES

      Set forth below are tables showing: (1) in summary form, the compensation paid, for the years shown in the table, to Dr. Irani and the four other highest-paid executive officers of Occidental serving as executive officers on December 31, 1994;
(2) the options and stock appreciation rights granted to such executives in 1994; and (3) exercise and year-end value information pertaining to stock options and stock appreciation rights granted to such executives.

                   SUMMARY COMPENSATION TABLE

                                     Long-Term Compensation
               Annual Compensation           Awards
-----------------------------------  ----------------------
                                                                            Securities
                                            Other Annual                    Underlying       All Other
Name and                                     Compensa-        Restricted     Options/        Compensa-
Principal               Salary      Bonus      tion (1)         Stock           SARs            tion
Position      Year       ($)         ($)         ($)          Awards (2)         (#)              ($)
--------      ----   ----------   --------   -------------   -----------    ---------       -----------
Ray R.
Irani,        1994   $1,900,000   $872,000     $647,136(3)    $2,326,869      150,000       $120,874(4)
Chairman,     1993   $1,900,000   $872,000     $907,615(3)    $2,186,990      150,000       $127,325(4)
President     1992   $1,900,000   $872,000   $1,066,079(3)    $1,174,526      150,000       $135,252(4)
Chief
Executive
Officer

Dale R.
Laurance,     1994     $790,000   $365,000           $0         $375,003       30,000        $181,131(6)
Executive     1993     $750,000   $350,000           $0         $375,003       30,000        $177,342(6)
Vice          1992     $750,000   $300,000      $12,838(5)      $250,000       25,000        $162,243(6)
President
and
Senior
Operating
Officer

J.Roger       1994      $530,000  $210,000           $0          $210,001      20,000          $81,881(7)
Hirl,         1993      $525,000  $160,000           $0          $210,001      20,000          $78,975(7)
Executive     1992      $525,000  $100,000           $0          $198,000      20,000          $95,334(7)
Vice
President

David R.      1994      $525,000  $260,000           $0          $200,005       20,000        $139,231(8)
Martin,       1993      $480,666  $200,000           $0          $176,800       20,000        $139,220(8)
Executive     1992      $436,667  $164,000           $0          $164,003       17,000        $134,618(8)
Vice
President

John F.       1994      $525,000  $210,000       $55,391(9)      $160,004       20,000        $122,048(10)
Riordan,      1993      $400,000  $180,000       $18,500(9)      $160,004       20,000         $88,071(10)
Executive     1992      $414,308  $160,000       $18,500(9)      $144,001       20,000        $103,231(10)
Vice
President


                  (Footnotes on Following Page)

___________________________
     (1) None of the executive officers listed received perquisites or other personal benefits, securities or property that exceeded the lesser of $50,000 or 10 percent of the salary and bonus for such officer, other than Mr. Riordan (in 1994 only),  for whom such information is included in footnote (9).
     (2) The awards shown in this column were made pursuant to the Occidental Petroleum Corporation Executive Long-Term Incen-tive Stock Purchase Plan. All shares awarded pursuant to such plan are subject to a five-year restricted period. During the restricted period, dividends are paid on the shares awarded. As of December 31, 1994, Dr. Irani held 512,925 shares of restricted stock, having a value of $9,873,806; Dr. Laurance 96,171 shares, having a value of $1,851,292; Mr. Hirl 52,022 shares, having a value of $1,001,424; Mr. Martin 44,178 shares, having a value of $850,427; and Mr. Riordan 36,968 shares, having a value of $711,634.
     (3)  Includes   for  1994,  1993  and  1992,   respectively:
$647,136, $907,615  and  $1,030,079 of  reimbursements,  pursuant to Dr. Irani's employment agreement, for state income tax ex-penditures; and $36,000 (1992 only) of reimbursements for relocation and related benefits.
     (4) Includes for 1994, 1993 and 1992, respectively, unless otherwise noted: $94,233, $102,351 and $105,644 of director's fees paid by an equity investee of Occidental; $6,750, $7,075 and $13,731 credited pursuant to the Occidental Petroleum Corporation Savings Plan (the "Savings Plan"); and $19,891, $17,899 and $15,877 of accrued interest on deferred compensation.
     (5) Includes for 1992: $12,838 of reimbursements for relocation and related benefits.
     (6) Includes for 1994, 1993 and 1992, respectively, unless otherwise noted: $50,439, $64,697 and $57,062 of director's fees paid by an equity investee of Occidental; $6,750, $7,075 and $5,721 credited pursuant to the Savings Plan; $14,250, $8,774 and $18,557 credited pursuant to the Occidental Petroleum Corporation Retirement Plan (the "Retirement Plan"), a tax-qualified, defined contribution plan that provides retirement benefits for salaried employees of Occidental and its subsidiaries; $106,320, $93,770 and $77,696 credited pursuant to the Occidental Petroleum Corporation Senior Executive Supplemental Benefit Plan (the "Senior Benefit Program"); a nonqualified plan that was established to provide designated senior executives of Occidental and its subsidiaries with benefits that will compensate them for certain limitations imposed by federal law on contributions that may be made pursuant to the Retirement Plan and Savings Plan; and $3,372, $3,026 and $3,207 of accrued interest on deferred compensation.
     (7) Includes for 1994, 1993 and 1992, respectively: $6,750, $7,075 and $13,731 credited pursuant to the Savings Plan; $6,750, $6,417 and $250 credited pursuant to the Retirement Plan; $64,920, $62,378 and $77,848 credited pursuant to the Senior
Benefit Program; and $3,461, $3,105 and $3,505 of accrued interest on deferred compensation.
     (8) Includes for 1994, 1993 and 1992, respectively: $29,527, $45,967 and $34,670 of director's fees paid by an equity investee of Occidental; $6,609, $7,075 and $13,731 credited pursuant to the Savings Plan; $13,109, $6,417 and $2,539 credited pursuant to the Retirement Plan; and $89,986, $79,761 and $83,678 credited pursuant to the Senior Benefit Program.
     (9) Includes for 1994, 1993 and 1992, respectively, unless otherwise noted: $18,500 and $18,500 (1993 and 1992 only) of reimbursements for relocation and related benefits, $53,182 (1994 only) for personal use of company aircraft and $2,209 (1994 only) for tax preparation services.
    (10) Includes for 1994, 1993 and 1992, respectively: $6,750, $7,075 and $13,732 credited pursuant to the Savings Plan; $12,750, $4,058 and $2,537 credited pursuant to the Retirement Plan; $90,345, $65,987 and $76,141 credited pursuant to the Senior Benefit Program; and $12,203, $10,951 and $10,821 of accrued interest on deferred compensation.

                    OPTION/SAR GRANTS IN 1994
                    -------------------------

                        Number of
                       Securities       % of Total
                       Underlying     Options/SARs     Exercise or                    Grant Date
                          Granted     Employees in      Base Price    Expiration         Present
  Name                    (#) (1)      Fiscal Year       ($/Sh)(2)      Date (3)     Value($)(4)
  -----            --------------     ------------     -----------    ----------     -----------

Ray R. Irani            5,633              0.6            $17.75      04/28/2004        $18,476
                      144,367             16.0            $17.75      05/28/2004       $473,524


Dale R. Laurance        5,633              0.6            $17.75      04/28/2004        $18,476
                       24,367              2.7            $17.75      05/28/2004        $79,924


J. Roger Hirl           5,633              0.6            $17.75      04/28/2004        $18,476
                       14,367              1.6            $17.75      05/28/2004        $47,124


David R. Martin         5,633              0.6            $17.75      04/28/2004        $18,476
                       14,367              1.6            $17.75      05/28/2004        $47,124


John F. Riordan         5,633              0.6            $17.75      04/28/2004        $18,476
                       14,367              1.6            $17.75      05/28/2004        $47,124

___________________________
     (1)   Each  of  the  named  executive  officers  received  a
simultaneous grant of Incentive Stock Options ("ISOs")  and  Non-
Qualified Stock Options ("NQSOs").  The number of ISOs is  listed first  in the foregoing table, and the number of NQSOs is  listed second.  The options were granted subject to a three-year vesting
period,   with  34  percent  of  the  options  granted   becoming
exercisable  on  the  first anniversary of  the  grant  date,  33 percent  on  the second anniversary and 33 percent on  the  third
anniversary.    The  exercisability  of  the   options   may   be
accelerated  in  the  event  Occidental  disposes   of   all   or
substantially  all  of  its  assets or Occidental's  stockholders dispose  of or become obligated to dispose of 50 percent or  more of the capital stock of Occidental, in either case by means of  a
sale,   merger,   reorganization  or   liquidation.    No   stock
appreciation rights were granted in 1994.
    (2)   The  exercise  price  and tax  withholding  obligations
related  to  exercise may be paid by delivery  of  already  owned shares  or by offset of the underlying shares, subject to certain conditions.
    (3)   The  ISOs were granted for terms of 10 years,  and  the
NQSOs  were granted for terms of 10 years and one month, in  each case  subject to earlier termination upon the termination  of  an optionee's employment or retirement.
    (4)   Options are granted at market price on the day  of  the
grant.   The proxy rules require that either potential realizable
values  at  assumed  annual  stock price  appreciation  rates  or present  values  at  the  grant  date  be  assigned  to  options.
Occidental has chosen a present value method known as the "Black-
Scholes option pricing model."  The assumptions used to arrive at the  values shown were as follows:  expected volatility - 24.03%, risk-free rate of return - 6.97%, dividend yield - 5.63% and time
of  exercise  -  10  years.   The  choice  of  the  Black-Scholes
valuation  method  does  not reflect any belief  by  Occidental's management  that such method, or any other valuation method,  can accurately assign a value to an option at the grant date.


           AGGREGATED OPTION/SAR EXERCISES IN 1994 (1)
                  AND FY-END OPTION/SAR VALUES
           ---------------------------------------------

                             Number of          Value of
                            Securities        Unexercised
                            Underlying        In-the-Money
                            Unexercised       Options/SARs
                           Options/SARs        at FY-End
                           at FY-End (#)          ($)

                           Exercisable/        Exercisable/
         Name              Unexercisable      Unexercisable
         ----              -------------      -------------

         Ray R. Irani          529,999          $112,500
                               300,000          $225,000

         Dale R. Laurance      101,666           $18,750
                                58,333           $45,000

         J. Roger Hirl          90,000           $15,000
                                39,999           $30,000

         David R. Martin        85,000           $12,750
                                38,999           $30,000

         John F. Riordan        73,001           $15,000
                                39,999           $30,000
____________________________
   (1)  Since no options were exercised by the above-named
executives in 1994, no shares were acquired or value realized upon the exercise of options by such persons in the last fiscal year.

                  ____________________________

EMPLOYMENT CONTRACTS

     Dr. Irani has an employment agreement, dated November 16, 1991, providing for: (1) an annual salary of not less than $1,900,000, (2) an annual bonus equal to at least 60 percent of his salary, (3) an annual grant of shares of restricted stock not less in value than the amount of his salary plus 1 percent and
(4) an annual grant of stock options for at least 75,000 shares of Common Stock. The stated expiration date of the agreement is November 16, 1998, but the term of the agreement automatically extends to seven years from any point in time.

     Upon his retirement, but no earlier than January 1, 1996, Dr. Irani is to receive supplemental retirement benefits equal to 50 percent of the highest aggregate annual salary, bonus and restricted stock award (collectively, his "Aggregate Compensation") during his employment by Occidental (adjusted for the cost of living) for life, less the accrued benefits from Occidental's retirement plans. After his retirement or upon the termination of his employment by Occidental, Dr. Irani will continue to receive life insurance equal to twice his salary, the tax and financial planning services now generally available to Occidental executives and amounts to compensate him for the higher tax rates payable in California that have been paid to him since his move to California. Although Dr. Irani may retire at any time upon one year's notice to Occidental, his supplemental retirement benefits are not payable to him until January 1, 1996.

     In the event of Dr. Irani's death while employed by Occidental, Occidental is required to pay his estate or designated beneficiary a lump sum equal to seven times his highest Aggregate Compensation while employed by Occidental. If
Dr. Irani is married at the time of his death, his wife will be entitled, for the remainder of her life, to health and welfare benefits and to death benefits equal to 25 percent of his highest Aggregate Compensation while employed by Occidental. If the agreement is terminated by Occidental by reason of Dr. Irani's disability (as defined), Occidental must continue his medical and welfare benefits and life insurance and pay him 50 percent of his Aggregate Compensation during the preceding calendar year (less certain other benefits received by him) through December 31, 1995, after which he may retire. If the agreement is terminated by Occidental for other reasons, Dr. Irani is entitled to receive, until the earlier of his death or the end of the remaining term, his salary and a minimum bonus (adjusted for the cost of living); his medical, welfare and life insurance benefits; his existing perquisites; his retirement benefits; and the vesting of his restricted stock and stock options. In the event Occidental ceases to be a publicly owned company with its Common Stock listed on the New York Stock Exchange or more than 35 percent of Occidental's outstanding Common Stock is acquired by any other corporation or other person or group (each such event being referred to as a "Change of Control"), Dr. Irani may terminate the agreement and elect to treat such termination as a termination by Occidental, and all of his restricted stock and stock options will vest or be paid for in cash. Occidental will hold Dr. Irani harmless from the effects of certain excise or other taxes payable by him by reason of his entitlements following a change in control.

     Dr. Laurance had an employment agreement with Occidental for a term expiring in May 1997, providing for an annual salary of not less than $790,000. In September 1993, Dr. Laurance entered into a new employment agreement with Occidental at the same minimum salary but having a term with a stated expiration date of September 16, 2000, that automatically extends beyond such date so that the remaining term at any point in time is not less than two years. Dr. Laurance is eligible to retire after July 6, 2000, upon one year's written notice to Occidental. Upon retirement, Dr. Laurance is to receive an annual supplemental retirement benefit equal to his highest annual cash salary and bonus (his "Annual Cash Compensation") multiplied by a percentage (the "Benefit Percentage") beginning at 26 percent before July 6, 1994, and escalating by 2 percent on July 6, 1994, and on that date each year thereafter up to a maximum of 50 percent (adjusted for the cost of living) (his "Accrued Termination Benefit") less the amounts payable to him under the Occidental retirement plans; and, upon his death, his spouse, if any, will receive an annual amount equal to one half of the Benefit Percentage multiplied by his highest aggregate annual salary, cash bonus and restricted stock award (adjusted for the cost of living) (the "Spousal Benefit"). After his retirement after attaining age 55, or upon the termination of his employment by Occidental, Dr. Laurance will continue to receive life insurance equal to his salary and medical benefits no less favorable than he received prior to his retirement or termination and his restricted stock awards will continue to vest. In the event of Dr. Laurance's death while employed by Occidental, his designated beneficiary will receive an amount equal to the Spousal Benefit for a period equal to the longer of one year or the remainder of the life of Dr. Laurance's spouse at the time of his death. In addition, his beneficiary will receive the insurance and other benefits provided by Occidental to senior executives at the time of Dr. Laurance's death, including the restricted stock previously granted him. If Dr. Laurance's employment is terminated by Occidental as a result of incapacity or any other reason, he will receive (i) a lump-sum payment equal to twice his Annual Cash Compensation within 30 days following his termination and (ii) for the remainder of his life, his Accrued Termination Benefit less the amounts payable to him under the Occidental retirement and disability plans.

     Mr. Hirl has an employment agreement with Occidental for a term expiring in May 1997, providing for an annual salary of not less than $530,000.

     Mr. Martin has an employment agreement with Occidental for a term expiring in May 1998, providing for an annual salary of not less than $525,000.

     Mr. Riordan has an employment agreement with Occidental for a term expiring in May 1997, providing for an annual salary of not less than $525,000.

SPLIT DOLLAR LIFE INSURANCE ARRANGEMENT

     Under the terms of a split dollar life insurance arrangement approved by the Board of Directors, corporate officers (vice presidents and above) were given the opportunity to exchange a portion of their vested retirement benefits under the Senior Executive Supplemental Retirement Plan and the Supplemental Retirement Plan for

Occidental's agreement to purchase split dollar life insurance.
To accomplish this exchange, Occidental entered into a split dollar life insurance agreement with each officer who elected to participate, or with one or more trusts established for the designated beneficiaries of the officers, including the executives listed below. Occidental retains all ownership of and interest in the cash surrender values of these policies. Upon the death of the insured, Occidental will receive all proceeds of the policy in excess of the stated death benefit, which amount will be not less than the premium paid for the policy. If the policy were to be surrendered, which could not occur before the earlier of the insured's 65th birthday or retirement from Occidental, then Occidental would recover the greater of the cash surrender value or the premium paid for the policy. Drs. Irani and Laurance elected to participate in the Program, for whom Occidental paid premiums of $1,553,910 and $470,000, respectively, and each of them agreed irrevocably to forfeit an equivalent amount of his previously reported vested retirement benefits and to reimburse the company for the term value of the policy. Insurance for Dr. Laurance under the program was acquired by an assignment to him from Occidental of a policy of insurance on his life previously purchased by Occidental for a total premium of $717,000. The amount of Dr. Laurance's premium stated above represents approximately three fifths of the total premium on the policy because Dr. Laurance acquired three fifths of the total death benefit of the policy. Occidental retained the balance of the death benefit, as well as the greater of the total premium or the total cash surrender value of the policy. None of the executives is a beneficiary of the trust he established.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for Occidental's executive compensation programs. The Committee is selected from members of the Board of Directors who are neither current employees nor officers of the Company. This report is provided by the Committee to assist stockholders in understanding the philosophy and objectives underlying the compensation of Occidental's senior executives.
                           PHILOSOPHY

     Occidental's executive compensation programs are designed to attract and retain top-quality executive talent and also provide incentive to enhance stockholder value. The Committee believes that the compensation of Occidental's executives should:
        - be closely linked to business performance,
        - encourage stock ownership by executives to directly align executive interests with stockholder interests,
        - maintain an appropriate balance between base salary and annual and long-term incentive opportunities,
        - target a competitive total compensation level that is at or above the median pay levels of our peer companies and
        - recognize and reward exceptional individual contributions to the success of the organization.

     Occidental is firmly committed to the principle of pay for performance. The programs described below are focused on increasing stockholder value by linking executive compensation to business performance.

     Executive Compensation Programs

     Occidental's executive compensation programs are composed of three main elements:
     -   Base salary,
     -   Annual incentives and
     -   Long-term incentives.

     Base salary and annual cash incentives are designed to recognize individual performance and achievement of business objectives each year. The value of long-term incentives is directly linked to the performance of Occidental common stock and, therefore, total stockholder return. Current long-term incentives are in the form of stock options and, for the most senior executives, restricted stock.

     In evaluating Occidental's executive compensation programs for recommendation to the Board of Directors and to assist in determining appropriate compensation levels for senior executives, the Committee solicits the services of independent compensation consultants and Occidental's compensation staff regarding plan design and industry pay practices. Occidental participates in a number of compensation surveys each year that are conducted by third-party compensation consulting firms.
These surveys are primarily focused on Occidental's peer companies, which, for the most part, consist of the major U.S. petroleum and chemical companies (including the companies within the peer group selected for the graphs presented under the subheading "Performance Graphs"). In addition, compensation data is also obtained from broad-based industrial surveys of companies that are similar in size to Occidental.

     During 1994, Towers Perrin and Frederick W. Cook & Company were retained on behalf of the Committee to review Occidental's executive compensation programs and to recommend how to strengthen the tie between pay and performance. Changes resulting from this study are described below.

     Cash Compensation

     In determining base salary levels, Occidental maintains an administrative framework of job levels into which positions are assigned based on internal comparability and external market data. Generally, base salaries are reviewed annually and adjusted as appropriate to reward performance and maintain our competitive position.

     For 1994, cash incentive awards were granted under the Occidental Petroleum Corporation Incentive Compensation Plan. Participation was determined by job level and designed to reward individuals who had a significant impact on business performance. The aggregate fund of cash available for these awards was determined by the Committee after evaluating a combination of both financial and nonfinancial criteria, including net income, cash flow and achievement of specific strategic goals.
Individual awards reflected a combination of personal, business unit and total company performance for the year.

     However, as a result of a compensation study in 1994, the Committee has endorsed a new "Pay for Performance" Program, which incorporates a new plan for determining annual cash incentive awards to Occidental's executives and senior management, other than Dr. Irani. Under the new Executive Incentive Compensation Plan, awards are primarily based on the achievement of predetermined financial (e.g., net income, performance income, cash flow after capital, etc.) and individual objectives that typically reflect annual business success and create stockholder value. Individual target awards (represented as a percentage of base salary) are established for each executive at the beginning of the year. Target award levels will vary based on individual job size and its potential to impact the achievement of Occidental's business objectives. Awards may be higher or lower than the target based upon actual business and individual performance versus predetermined, documented objectives.

     Long-Term Incentives

     The Committee strongly supports the philosophy of linking executive total compensation to company performance and aligning executive interest with the interests of stockholders. An element of compensation that reinforces this philosophy is the awarding of stock options that are inherently tied directly to business performance and stockholder value. Selected employees are eligible to receive incentive stock options and non-qualified stock options, subject to specified vesting periods. Granting of discounted options is not allowed under the 1987 Stock Option Plan. The total annual grants are carefully controlled and are reviewed for comparability with grant practices in the petroleum and chemical industries.

     In addition to stock option grants, awards of restricted stock have been made in the past to the most senior executives who have direct responsibility for major business units or corporate-wide functions. As a result of the 1994 study and recommendations, the Committee has proposed the adoption of a new Incentive Stock Plan in 1995 under which all future stock grants, including options and other stock awards, will be made (see "Approval of the

Occidental Petroleum Corporation 1995 Incentive Stock Plan," below). Under the proposed plan, performance stock awards will be linked to performance measures such as Occidental's total stockholder return versus our peer group companies. The Committee believes this approach will create both an effective long-term incentive to increase stockholder value and a retention vehicle for key executives.

     Employment Contracts

     Occidental offers employment contracts to key executives only when it is in the best interest of Occidental and its stockholders to attract and retain such key executives and to ensure continuity and stability of management. Contracts are structured to ensure that they neither adversely influence the executive's business judgment nor cause them to compromise the interests of the stockholders. In accordance with a policy adopted by the Board of Directors in November 1992, no future employment contracts will contain provisions, commonly referred to as "golden parachutes," that provide for additional severance benefits in the event of a change in control.

     Deductibility of Compensation

     As part of the new Omnibus Reconciliation Act of 1993,
Section 162(m) was added to the Internal Revenue Code. Section 162(m) limits the deduction of compensation paid to the chief executive officer and other named executive officers to the extent the compensation of a particular executive exceeds $1 million unless such compensation was based upon performance goals or paid pursuant to a written contract that was in effect on February 17, 1993. Proposed regulations were published in December 1993 and modified in the fourth quarter of 1994. To date, final regulations have not been issued.

     The Committee believes that the compensation paid to Dr. Irani in 1994 and to be paid to him in 1995 is fully deductible. With respect to the remaining named executive officers, the Committee recognizes that part of the compensation paid in 1994 and to be paid in 1995 to one or more of such officers may not be deductible.

     The Committee will continue to review and modify Occidental's compensation practices and programs as necessary to ensure Occidental's ability to attract and retain key executives while taking into account the deductibility of compensation payments. As described above, the Committee in 1994 endorsed the adoption of the Incentive Plan and the Executive Incentive Compensation Plan. Awards of stock options, stock appreciation rights and performance stock under the Incentive Plan were designed to satisfy the requirements of Section 162(m). However, awards under the Executive Incentive Compensation Plan may not be deductible since the Committee felt it was important to retain flexibility to reward senior management for extraordinary contributions that cannot properly be recognized under a totally quantitative plan.

                     COMPENSATION DECISIONS

     For 1994, Dr. Irani's compensation was based primarily on his employment contract with Occidental. The contract provides for a minimum base salary and the minimum benefits to which he is entitled under Occidental's incentive plans. For 1993, Occidental implemented a salary freeze for all employees with an annual salary of $40,000 or more. In the third quarter of 1993, the Committee approved a modest salary increase budget for 1994. However, the Committee continued to limit salary increases for executive officers with base salaries of $150,000 and above. As a result, Dr. Irani did not receive a base salary increase in 1994 and has remained at the same annual base salary level since 1992.

     In December 1993, the Committee made its determination with respect to restricted stock awards granted in 1994 under the Stock Purchase Plan. In making its decisions, the Committee was of the opinion that granting restricted awards would continue to create incentives for selected executives and senior management to continue to implement changes necessary to improve Occidental's performance over the five-year term of the restricted stock awards. However, for all executive officers, excluding Dr. Irani, the Committee continued to limit the awards, as a percentage of base salary, to 1992 levels. For 1994, Dr. Irani received a modest increase to his restricted stock award in recognition of his continuing efforts in Occidental's restructuring and the fact that his base salary and annual cash incentive awards have not been increased since 1992.

     Stock options are typically considered annually. Grants are approved by the Committee based upon a subjective assessment of each employee's performance, taking into account the individual's potential to affect and improve Occidental's future performance, the need to remain competitive with industry practices and the grants made in previous years.

     Annual bonus awards for 1994 under the Incentive Compensation Plan were determined in December 1994 based upon the Committee's subjective assessment of individual contributions to meeting Occidental's business objectives for the year and Occidental's performance relative to its peer group. As a result of its assessment, the Committee approved an increase in the total amount paid under the Incentive Compensation Plan to all employees by $1 million from the amount paid for 1993. However, the total amount paid remains 15 percent less than the total amount paid for 1991, the year Occidental's restructuring program began. Occidental's performance relative to its peer group is shown on the charts in the section entitled "Performance Graphs." Dr. Irani's annual cash incentive is determined by his contract. However, as in both 1992 and 1993, Dr. Irani requested a reduction in the cash award payable to him under the Incentive Compensation Plan to the amount he received for 1991 and to receive the balance of his award in the form of restricted stock under the Stock Purchase Plan.

                           Respectfully submitted,
                           COMPENSATION COMMITTEE
                           George O. Nolley
                           Rosemary Tomich


PERFORMANCE GRAPHS

     Set forth at the top of the next page is a graph comparing the yearly percentage change in the cumulative total return of the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of a peer group over the five-year period ending on December 31, 1994. Following that graph is a graph showing the same information quarterly for the four years following December 31, 1990, the approximate date of the commencement of Occidental's restructuring program. It is assumed in the graphs that $100 was invested in the Common Stock, in the stock of the companies in the Standard & Poor's 500 Index and in the stocks of the peer group companies just prior to the commencement of the period (December 31, 1989, in the first graph and December 31, 1990, in the second graph) and that all dividends received within a quarter were reinvested in that quarter. The peer group companies are Amoco Corporation, Atlantic Richfield Company ("ARCO"), The British Petroleum Company p.l.c., Chevron Corporation, Mobil Corporation, Occidental, Phillips Petroleum Company, Texaco Inc. and Unocal Corporation.


         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND A SELECTED PEER GROUP
   (The table below is a tabular representation of graphic materials)

               1989     1990     1991     1992     1993     1994
               ----     ----     ----     ----     ----     ----

Oxy Stock      100       69       71       72       76       90

S&P 500        100       97      126      136      150      152

Peer Group     100      106      107      106      128      146



         COMPARISON OF FOUR-YEAR CUMULATIVE TOTAL RETURN
               BY QUARTER SINCE DECEMBER 31, 1990,
OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND A SELECTED PEER
                              GROUP
    (The table below is a tabular representation of graphic materials)

          1990           1991                 1992                 1993                 1994
           Dec    Mar  Jun  Sep  Dec   Mar  Jun  Sep  Dec   Mar  Jun  Sep  Dec   Mar  Jun  Sep  Dec
            31    31   30   30   31    31   30   30   31    31   30   30   31    31   30   30   31
           ---   ---  ---  ---  ---   ---  ---  ---  ---   ---  ---  ---  ---   ---  ---  ---  ---

 Oxy
Stock      100   105  123  135  104   114  117  107  104   133  139  134  111   106  126  142  132

 S&P
 500
Index      100   115  114  120  130   127  130  134  140   147  147  151  155   149  149  157  157

 Peer
Group      100   103   99  107  102    92   99  106  102   116  117  121  123   119  129  131  136


 RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS


     The Audit Committee of the Board of Directors of Occidental has selected Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 1995. Arthur Andersen LLP has audited Occidental's financial statements annually since 1961. A member of that firm is expected to be present at the Meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of Arthur Andersen LLP, if it should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint independent public accountants for 1995.

     The Board of Directors recommends a vote FOR the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for 1995. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.


        APPROVAL OF THE OCCIDENTAL PETROLEUM CORPORATION
                    1995 INCENTIVE STOCK PLAN


     The Board of Directors adopted the Occidental Petroleum Corporation 1995 Incentive Stock Plan (the "Incentive Plan" or "Plan"), on February 9, 1995, subject to approval by the stockholders at the Annual Meeting. If the requisite approval is not obtained, no awards will be made under the Incentive Plan. Awards under the Plan may be in the form of stock options, stock appreciation rights ("SARs"), restricted stock and performance stock. The purpose of the Incentive Plan is to permit Occidental to attract and retain top-quality employees and to provide such employees with an incentive to enhance stockholder return. Additionally, it is intended that by providing more compensation that is stock-based, the Plan will encourage employees to view Occidental from the perspective of its stockholders. (References to "Occidental" in this section will include its subsidiaries.)

     The Incentive Plan will be effective on the first day immediately following the date on which the Plan is approved by the stockholders. Unless sooner terminated by the Board of Directors, the Plan will continue in effect for 10 years from its effective date. No awards may be made under the Incentive Plan after its termination. After the effective date of the Incentive Plan, no further awards will be made under Occidental's 1977 Executive Long-Term Incentive Stock Purchase Plan and 1987 Stock Option Plan. However, it is anticipated that, consistent with its prior practice, the Compensation Committee will approve one final grant of options under the 1987 Stock Option Plan prior to the effective date of the Incentive Plan. It is anticipated that the aggregate number of shares subject to options awarded pursuant to such final grant will not exceed 900,000 shares.

     The principal features of the Incentive Plan are summarized below. The summary is qualified by reference to the complete text of the Plan, which is attached as Exhibit A.

Shares Available Under the Incentive Plan

     Subject to adjustment as provided in the Incentive Plan, 10,000,000 shares of Common Stock may be issued pursuant to awards made under the Incentive Plan. The number of shares issued or transferred as restricted stock or performance stock without the achievement of performance objectives (see description below under "Performance Stock") may not in the aggregate exceed 5,000,000 shares. No single individual may be granted awards in the aggregate for more than 2,000,000 shares.

     If an award is canceled, terminates or lapses unexercised or is satisfied in cash, any unissued shares allocated to such award may be subjected again to an award. If shares of restricted stock or performance stock are reacquired by Occidental, such shares may again be subjected to an award under the Plan. If the option price is paid by transferring shares of Common Stock to Occidental or if any tax withholding obligations for an award are satisfied by transferring or relinquishing shares of Common Stock, only the net number of shares of Common Stock will be deemed to have been issued or transferred.

     The Committee may make adjustments in the price and the number and kind of shares that may be issued under the Incentive Plan to prevent dilution or expansion of participants' rights in the event of (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of Occidental or (ii) any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having a similar effect. In addition, the Committee may make adjustments in the maximum number of shares of Common Stock specified for issuance under the Incentive Plan in order to reflect any of the foregoing transactions or events.

     The Common Stock is traded on the New York Stock Exchange, and on March 3, 1995, the closing price was $19.75. Occidental presently intends to register the shares issuable under the Incentive Plan under the Securities Act of 1933 after stockholder approval is received.

Eligibility

     All present and future salaried employees of Occidental are eligible to receive awards under the Incentive Plan. Occidental has approximately 10,500 salaried employees (19 of whom are executive officers).

Administration

     The Compensation Committee of the Board of Directors will administer the Incentive Plan. This Committee will consist of at least two directors of Occidental, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

     The Committee will have full authority to interpret the Incentive Plan and any agreement or document evidencing the grant of any award under the Plan. The Committee will determine when to grant awards, which employees will receive awards, the type of award, whether SARs will be attached to stock options and the number of shares to be allocated to each award. Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with, in replacement of or as the payment form for grants or rights under any other compensation plan or individual contract or agreement with Occidental. The Committee may provide in an award for the payment to the participant of dividend or dividend equivalents, in cash or common stock on a current, deferred or contingent basis. In addition, the Committee may also provide in an award for earlier exercise, vesting or termination in the event of a change of control (see "Change of Control" below). The Committee is also expressly authorized to make an award under the Plan conditioned upon the surrender or deferral of a participant's right to receive a cash bonus or other compensation. However, without stockholder approval, the Committee may not cancel and replace outstanding stock options or SARs with awards having a lower option price or base price.

Stock Options

     The Committee may grant stock options to purchase shares of Common Stock under the Incentive Plan that are either tax-qualified options or nonqualified stock options. Tax-qualified options, including incentive stock options, qualify for favorable income tax treatment under Section 422 of the Internal Revenue Code, while nonqualified stock options do not. Stock options may be exercised only at such times as may be specified by the Committee, and any grant of stock options may specify performance objectives (see description below under "Performance Stock"), which, if achieved, will result in exercisability or early exercisability. However, no stock option may be exercised more than 10 years from the date of grant. The option price of Common Stock covered by a stock option may not be less than 100 percent of the fair market value of the Common Stock on the date of the stock option grant. If the stock option so provides, an optionee exercising a stock option may pay the option price in cash, check, unrestricted Common Stock already owned by the optionee, any other legal consideration that the Committee may deem appropriate and any combination of the foregoing or by delivering an exercise notice together with a copy of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds from the Common Stock underlying the stock option. The Committee has the authority to specify at the time stock options are granted that Common Stock will not be accepted in payment of the option price until it has been owned by the optionee for a specified period; however, the Incentive Plan does not require any such holding period and would permit immediate sequential exchanges of Common Stock at the time of exercise of stock options.

SARs

     The Committee may award SARs under the Incentive Plan that are either freestanding or in tandem with stock options. When a SAR is exercisable, the holder may surrender to Occidental all or a portion of this unexercised SAR and receive in exchange an amount equal to up to 100 percent of the difference between (i) the fair market value on the date of exercise of the Common Stock covered by the surrendered portion of the SAR and (ii) the exercise price of the Common Stock under the tandem option or, in the case of a freestanding SAR, the base price determined by the Committee for the SAR. The Committee may limit the amount that can be received when a SAR is exercised. When a SAR related to a stock option is exercised, the underlying option, to the extent surrendered, will no longer be exercisable. Similarly, when a stock option is exercised, any SARs attached to the stock option will no longer be exercisable. SARs may only be exercised when the underlying option is exercisable or, if there is no underlying option, at such times as may be specified by the Committee but, in any event, no more than 10 years from the date of grant. Any grant of SARs may specify performance objectives which, if achieved, will result in exercisability or early exercisability of such SARs.

Restricted Stock

     The Committee may grant an award in shares of Common Stock or denominated in share units ("restricted stock"). The grant may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant, as the Committee may determine. Each award of restricted stock will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code for a period of at least three years as determined by the Committee. The Committee may also impose further restrictions on restricted stock awards, including additional events of forfeiture. The Committee will establish as to each share of restricted stock awarded under the Incentive Plan the terms and conditions upon which the restrictions on such shares shall lapse. During the period of restriction, participants in whose name shares of restricted stock are issued at the time of grant may exercise full voting rights with respect to those shares and are entitled to receive all dividends and other distributions paid with respect to those shares. For grants for which shares of Common Stock are not issued at the time of grant, the award will specify the time and manner of payment of restricted stock that has ceased to be forfeitable.

Performance Stock

     The Committee may grant an award denominated in shares of Common Stock or in share units ("performance stock") that shall become either nonforfeitable or payable upon the achievement of specified performance objectives. Each grant of performance stock will specify the performance objectives to be achieved and set forth a formula for determining the amount of performance stock to be issued or payment to be made depending on the level of achievement. In addition, each grant of performance stock will specify a minimum level of achievement below which the entire grant of performance stock will be forfeited or no payment will be made. For participants who are, or who are likely to be, "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code, the performance objectives to be used for awards of performance stock shall be limited to specified levels of, growth in or peer company comparisons based on either total stockholder return, return on assets or book value per share. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate or capital structure of Occidental or other events or circumstances render the performance objectives unsuitable, the Committee may modify such performance objectives or the related minimum acceptable level of achievement as the Committee deems appropriate. The Committee will set a period of not less than three years within which the perform-ance objectives are to be achieved. For grants for which shares of Common Stock are not issued at the time of grant, the award shall specify the time and manner of payment.

Change of Control

     The Committee may, in its discretion, include provisions in awards granted under the Incentive Plan that will provide for earlier exercise, vesting or termination in the event of a Change of Control. For the purposes of the Plan, Change of Control means the occurrence of any of the following events: (i) any person (other than Occidental, any trustee or fiduciary under any employee benefit plan of Occidental, or any company owned by the stockholders of Occidental in substantially the same proportions as their ownership of Occidental) becomes the beneficial owner of securities representing 50 percent or more of the combined voting power of Occidental's then-outstanding securities; (ii) during any consecutive two-year period, individuals who at the beginning of such period constitute the Board and any new director whose election or nomination for election was approved by the vote of at least two thirds of the directors then still in office who were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute a majority of the Board; (iii) the stockholders of Occidental approve a merger or consolidation of Occidental with another corporation other than (A) a merger or consolidation in which the voting securities of Occidental outstanding prior thereto continue to represent at least 50 percent of the combined voting power of the voting securities of Occidental or the surviving entity immediately after such merger or consolidation or (B) a merger or consolidation in which no person acquires more than 50 percent of the combined voting power of Occidental's then-outstanding securities; or (iv) the stockholders of Occidental approve a plan of complete liquidation or the sale or disposition of all or substantially all of Occidental's assets; provided, however, that prior to the occurrence of any of the events described in (i) through (iv) above the Board may determine that such event shall not constitute a Change of Control for purposes of the Plan.

Settlements and Deferrals

     Payment of awards under the Incentive Plan may be in the form of cash, Common Stock or any combination thereof. The Committee also may require or permit participants to elect to defer the issuance of Common Stock or the settlement of awards in cash. The Committee may provide that deferred settlements include the payment or crediting of interest on deferral amounts or the payment or crediting of dividend equivalents if deferral amounts are denominated in stock.

Transferability of Awards

     The Committee may provide that any Common Stock issued under the Incentive Plan will be subject to further restrictions on transfer after any risk of forfeiture of restrictions on transferability on the award have lapsed. In general, options, SARs or other derivative securities within the meaning of Rule 16b-3 granted under the Plan may not be transferred other than by will or by the laws of descent and distribution. However, the Committee may provide for the transferability of particular awards so long as such provisions will not disqualify the exemption for other Plan awards under Rule 16b-3.

Amendments

     The Committee may amend, alter or discontinue the Incentive
Plan. However, no amendment, alteration or discontinuation may be made that would impair the rights of a participant under an outstanding award without such participant's consent or that, without stockholder approval, would, except as described above under "Shares Available Under the Incentive Plan," increase the total number of shares of stock reserved for the purpose of the Plan or extend the maximum period for exercising stock options or freestanding SARs. Notwithstanding the foregoing, stockholder approval is required only at such time and under such circumstances as stockholder approval is required under Rule 16b-3 with respect to any material amendment to an employee benefit plan.

Federal Income Tax Consequences

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan based on federal income tax laws in effect on January 1, 1995. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

                Tax Consequences to Participants

     In general, a participant will not incur federal income tax when he is granted a nonqualified stock option, an incentive stock option or a SAR. Upon exercise of a nonqualified option or a SAR, a participant generally will recognize ordinary compensation income, which is subject to income tax withholding by Occidental, equal to the difference between the fair market value of the Common Stock on the date of the exercise and the option price. When a participant exercises an incentive stock option, he generally will not incur federal income tax, unless he is subject to the alternative minimum tax.

     If shares are issued pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made within two years after the date of grant of the option or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in the sale or exchange) over the option price paid for the shares.

     In general, a participant will not incur federal income tax
when restricted stock or performance stock is granted.   A
participant will include in his gross income as compensation income an amount equal to the amount of cash received and the fair market value of the restricted stock or performance stock received at the time the restrictions lapse or are removed or the performance objectives are achieved. Such amount will be included in income in the tax year in which such event occurs. The income recognized will be subject to income tax withholding by Occidental.

     In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer to suit under Section 16(b) of the Exchange Act, but no longer than six months.

                 Tax Consequences to Occidental

     Occidental usually will be entitled to a business expense deduction at the time and in the amount that the recipient of an award recognizes ordinary compensation income in connection therewith. No deduction is allowed in connection with an incentive stock option unless the employee disposes of Common Stock received upon exercise in violation of the holding period requirements. Moreover, there can be circumstances when Occidental may not be entitled to a deduction for certain transfers of Common Stock or payments to a participant where vesting or payment of an award has been accelerated as a result of a Change of Control.

     In addition to the limitations described above in Occidental's right to a corresponding business expenses deduction, the tax law also imposes a $1 million limitation on the amount of annual compensation deduction allowable to a publicly held company in respect of its chief executive officer and its other four most highly paid executive officers. An exception is provided for certain performance-based compensation if certain stockholder approval, outside director administration and other requirements are satisfied. If the Incentive Plan is approved by the stockholders, awards may be, but are not required to be, structured so as to qualify as performance-based compensation that is not subject to the limitation.

     The Board of Directors recommends a vote FOR the proposal to adopt the Incentive Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.


                      STOCKHOLDER PROPOSALS


     Occidental has been advised by six holders of Common Stock of their intentions to introduce at the Meeting the proposals and supporting statements set forth below. The Board of Directors disclaims any responsibility for the content of the proposals and for the statements made in support thereof, which are presented as received from the stockholders.

STOCKHOLDER PROPOSAL REGARDING DECLASSIFYING THE BOARD OF
DIRECTORS

     Mr. Kenneth Steiner, 14 Stoner Avenue, Great Neck, New York
11024, the owner of 600 shares of Common Stock, has notified
Occidental that he intends to present the following proposal at the Annual Meeting:

     "RESOLVED, that the stockholders of the Company request that the Board of Directors take the necessary steps, in accordance with state law, to declassify the Board of Directors so that all directors are elected annually, such declassification to be effected in a manner that does not affect the unexpired terms of directors previously elected."

SUPPORTING STATEMENT

     "The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for it's implementation of those policies. I believe that the classification of the Board of Directors, which results in only a portion of the Board being elected annually, is not in the best interests of the Company and it's stockholders.

     The Board of Directors of the Company is divided into three classes serving staggered three-year terms. I believe that the Company's classified Board of Directors maintains the incumbency of the current Board and therefore of current management, which in turn limits management's accountability to stockholders.

     The elimination of the Company's classified Board would require each new director to stand for election annually and allow stockholders an opportunity to register their views on the performance of the Board collectively and each director individually. I believe this is the one of the best methods available to stockholders to insure that the Company will be managed in a manner that is in the best interests of the stockholders.

     As a founding member of the Investors Rights Association of America I believe that concerns expressed by companies with classified boards that the annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by stockholders, are unfounded. In my view, in the unlikely event that stockholders vote to replace all directors. this decision would express stockholder dissatisfaction with the incumbent directors and reflect the need for change.

"I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION."

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE FOREGOING
STOCKHOLDER PROPOSAL

     At Occidental's 1986 Annual Meeting, the holders of more than 96 percent of the shares of Common Stock represented at the meeting approved the reorganization of Occidental as a Delaware corporation and in connection therewith the institution of a classified Board of Directors. The Board believes that the reasons for supporting a classified Board are as valid today as they were in 1986.

     First, classification helps the Board maintain a greater continuity of experience since the majority of directors at any given time will have experience with the business affairs and operations of Occidental. This permits more effective long-term strategic planning. A classified board also helps Occidental to attract and retain prominent and well-qualified individuals who are able to commit the time and resources to understand Occidental and its operations. Continuity and quality of leadership resulting from the classified board create long-term value for the stockholders.

     Second, a classified board reduces the possibility of a sudden change in majority control of the board. In the event of a hostile takeover attempt, the fact that approximately one third of the directors have terms of more than one year would encourage a person seeking control of Occidental to initiate arm's-length discussions with management and the Board, who are in a position to negotiate a transaction that is most favorable to the stockholders.

     The Board believes that a classified board continues to benefit Occidental and its stockholders and those with whom Occidental does business by permitting all to rely on the consistency and continuity of corporate policy. At the same time, annual elections, in which a third of the Board is elected each year, offer stockholders a regular opportunity to renew and reinvigorate corporate decision-making while maintaining the basic integrity of corporate policy year to year for the benefit of all who rely on it.

     Accordingly, the Board of Directors recommends a vote
AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSAL REGARDING SALARY CAPS

     Mr. Wayne D. Licastro, 418 N. Fourth Street, De Kalb,
Illinois 60115, the owner of not less than 114 shares of Common
Stock, has notified Occidental that he intends to present the following proposal at the Meeting:

"That after 1995 Annual Meeting that all future employment contracts with executive officers or any key employees that if their compensation shall be more than $750,000 dollars in total compensation per annual year, must be approved by a majority of shareholders and any bonuses or any stock grants or restricted stock awards amounting to more than 50% of employee's compensation must be approved by a majority of the shareholders."

SUPPORTING STATEMENT

"This proposal will ensure the rights and protection of over paying poor performing executives and gross abuses by our present directors in giving out absorbent amounts of money with no return for shareholder value. We need this proposal because our return on our stock has been only 5% in last five years according to graphs provided by management including reinvestment of dividends, yet executives bonuses are skyrocketing. It does not take a rocket scientist to figure out where your directors interests are, they are definitely not for shareholder value or return.

I hereby formally request that this shareholder proposal be put forth for a vote at 1995 Annual Meeting of Shareholders for there consideration."

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE FOREGOING
STOCKHOLDER PROPOSAL

     As indicated in the Report of the Compensation Committee on page 16, the Board of Directors is firmly committed to the principle of pay for performance. The Board believes that the compensation of senior executives should be aligned with Occidental's success and the interests of its stockholders. The Board also believes that it is necessary and appropriate for Occidental to have the authority to act decisively to attract and retain top-quality executive talent and the flexibility to reward exceptional individual contributions to the success of the company.

     The proposal would make the appointment, retention and compensation of Occidental's most senior executives subject to stockholder vote, presumably, at the annual meeting. This inability to act promptly and decisively would severely inhibit Occidental's ability to compete for top executives and potentially could leave critical leadership positions unfilled for significant periods of time.

     Moreover, as described in the Report of the Compensation Committee, to keep in line with national trends in compensation practice, Occidental is moving toward making a greater proportion of executive compensation subject to business success and stock value. In putting pay for performance into practice, it is inevitable and entirely appropriate that a higher percentage of the compensation earned by senior executives be derived through performance bonuses and stock awards. A requirement that a majority of stockholders approve bonuses and stock awards in excess of 50 percent of an employee's compensation would unduly inhibit attempts by Occidental to put greater emphasis on the types of compensation that are most clearly aligned to the interests of stockholders.

     Accordingly, the Board of Directors recommends a vote
AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSAL REGARDING REVISIONS TO CONFIDENTIAL VOTING
POLICY

     Mr. Carl Olson, P.O. Box 7981, Northridge, California 91327, the owner of 50 shares of Common Stock, has notified Occidental that he intends to present the following proposal at the Meeting:

"RESOLUTION ON SECRET BALLOTS FOR OCCIDENTAL PETROLEUM
CORPORATION

     Be it resolved by the stockowners to recommend that the Board of Directors take the necessary steps to ensure, commencing with the first meeting of stockowners after the 1995 annual meeting:

     1. All stockowner votes be included in its confidential voting policy, including all contested proxy solicitations, and

     2. All policies regarding confidential voting be in by-laws that can be amended only by a majority vote of the stockowners."

SUPPORTING STATEMENT

     "Prior to 1994, Occidental never had a policy on confidential voting for stockowners.

     Without protection of confidential voting, two types of stockowners could be particularly susceptible to pressure by management in proxy voting. Outside money managers (such as pension fund managers, bank trust departments, insurance companies, and other financial institutions) may fear losing some company business if they vote contrary to management's wishes. Employees who are also stockowners may justifiably be reluctant to oppose management in a system that does not protect confidentiality.

     A survey by the New York Society of Security Analysts found that 22 percent of its members felt undue pressure to vote a certain way, and a survey by Institutional Investor magazine revealed that 76 percent of pension fund officials polled favored confidential proxy voting.

     At the 1994 Oxy annual meeting, I presented a resolution urging the adoption of a confidential voting policy. Since most stockowners did not attend the meeting or receive a thorough report on it, it may be worthwhile to recap some of the discussion.

     In presenting the argument in favor the resolution (which the board opposed), I asked two directors whether they were in favor of secret ballots. Both former Senator Albert Gore Sr. and John Kluge refused to answer. Chairman Ray Irani insisted that directors should not have to express opinions on stockowner resolutions (even though they vote on the board's position on them at a board meeting), and ruled my questioning out of order.

     The results of the voting was approximately 111 million shares in favor, 93 million against, and 4 million abstention. Even though the measure required only a majority vote, Oxy's rules allowed another 54 million broker nonvotes to be counted against, thus defeating the resolution.

     Subsequently Oxy's board in July 1994 adopted a grossly defective confidential voting policy. It specifically excluded contested proxy solicitations. These are probably the most important ones for stockowners to be ensured confidentiality, since the board has adopted a contrary position and could abuse its knowledge of how each stockowner has voted.

     Moreover, the board's confidential voting policy is merely a board resolution, which could be scrapped entirely at a moment's notice, leaving the stockowners again unprotected.

     Both of these gaping holes need to be plugged. I can't think of any good reason not to, but undoubtedly the board will try to convince you that you don't need these protections. I urge you to read its opposing statement--and then vote YES."

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE FOREGOING
STOCKHOLDER PROPOSAL

     Acknowledging the importance placed on this issue by stockholders, the Board adopted, and Occidental has implemented, the policy of confidential voting described above on page 2. Occidental's policy is consistent with the policies adopted by other large publicly held companies. The policy adopted by the Board of Directors and that proposed by Mr. Olson differ primarily in two respects: (1) under the Occidental policy, Occidental may see proxy cards upon which stockholders have written comments, and (2) under the Occidental policy, Occidental may see contested proxy solicitations (unless Occidental and the opposing party agree to confidentiality procedures.) The Board of Directors believes that the Occidental policy in these two respects is reasonable and necessary to protect Occidental's interests. Exempting proxy cards with written comments ensures that management can continue to communicate with stockholders, who often direct comments or questions to management in writing on proxy cards and call or write to ask how they voted. In the event of a proxy contest, the Occidental policy treats both parties equally. The proponent's proposal would put Occidental at an unfair disadvantage because the confidential voting policy will not apply to the opposing party.

     The Board of Directors believes that the requirement that the confidential voting policy be included as a By-law provision that can be amended only by a majority of the stockholders is unnecessary. Occidental publicly announced the adoption of its confidential voting policy, distributed copies to interested parties and described its policy in this proxy statement and on its proxy and voting instruction cards. The Board recognizes that to repeal the confidential voting policy after making a public commitment to it would harm Occidental's reputation and credibility with its stockholders and in the investment community generally. Thus, the concern that the Board of Directors might arbitrarily repeal the confidential voting policy is unfounded.

     Accordingly, the Board of Directors recommends a vote
AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSAL REGARDING DIRECTOR TENURE POLICY

     Mr. Charles Fuller, 722 Jacaranda Circle, Hillsborough,
California 94010-6559, the owner of 700 shares of Common Stock, has notified Occidental that he intends to present the following proposal at the Meeting:

"RESOLVED that the stockholders hereby direct the Board of Directors adopt a mandatory tenure policy for members of the Board which provides that non-employee directors may serve up to twelve (12) years after election, subject to retirement at the end of five (5) years from such director's retirement from his or her principal organization, whichever comes first."

SUPPORTING STATEMENT

"The Board has opposed a similar proposal for 8 years, stating its opposition to an age-related retirement policy. I accordingly changed my proposal to one recommending a retirement policy based upon each director's retirement from active service in his or her principal organization.

Look (see Board's opposition statement below) at what they did - one month after receiving my new proposal they adopted an age based retirement policy! However, they exempted all current directors for three or more years.

There is no need to go over the exceedingly poor results of our company compared to its peer group; the 1994 proxy statement graph showed that Occidental lost 3% while the peer group had returned 87%.

The Board has finally acknowledged the need for change with its December 1994 policy action. I applaud this step forward, but the Board can't be allowed to stop at this half-way measure or we will be seeing the same old faces for another 4 or 5 years."

The Board of Directors' Statement in Opposition to the Foregoing
Stockholder Proposal

     The policy of Occidental's Nominating Committee is to select nominees whom the Committee believes to be best qualified to serve as directors. In December 1994, in response to stockholder concerns, Occidental amended its By-laws to provide that no new candidates who are age 72 or older are eligible for election. Current directors age 72 or older are eligible for reelection only once. The Board of Directors believes that this approach recognizes the contributions that have been and continue to be made to Occidental by its senior directors while permitting the orderly implementation of a sensible retirement policy.

     The Board of Directors believes that the proposed tenure policy would be illogical and unduly harsh in its application. For example, a director who chose to retire early from his or her principal business at age 55 would be forced off Occidental's Board at age 60. The Board of Directors believes it is not in the best interest of the stockholders to arbitrarily deprive Occidental of the services of well-qualified directors based solely upon the length of their service with either Occidental or their other business endeavors.

     Accordingly, the Board of Directors recommends a vote
AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSAL REGARDING COMMUNITY ENVIRONMENTAL HAZARDS AT
INDUSTRIAL FACILITIES

     Mr. Paul E. Webb, Route 4, Box 359 A, Charleston, West
Virginia 25312, the owner of 820 shares of Common Stock, has notified Occidental that he intends to present the following proposal at the Meeting:

"WHEREAS:

Over 34,500 industrial chemical accidents were reported during 1988-92 -- nearly one every hour -- in the United States. Over 2,000 of these resulted in injuries, evacuations or deaths. Some 40 percent occurred concentratedly in just two percent of the counties in the U.S., primarily in California, Texas and Louisiana. The New York Times reports this as one of the deadliest periods for the American petrochemical industry's history: "Alarm[ing] company executives, the 12 worst explosions killed 79 people, injured 833, and caused roughly $2 billion in damage." The Congressional subcommittee chairman overseeing OSHA believes these accidents are linked to the use of less-trained contract workers. Nevertheless, firms surveyed in 1994 further cut safety expenditures in response to competitive pressures, despite risks to communities and shareholders.

WHEREAS WE BELIEVE:

These problems are exemplified by recent explosions at Occidental facilities in Taft, Louisiana; Delaware City, Delaware; and
Niagara Falls, New York;

Many companies are doing extensive studies of their chemical risks, with recommendations for improvement. Even when studies of plant safety and hazard prevention are required by OSHA and EPA, they are not disclosed to the local communities. We believe that unless such studies are shared with those potentially affected by the hazards, local citizens are unable to avoid needless deaths and injuries;

Investors, citizens, environmental and labor groups are increasingly asking about: worst-case accident scenarios and consequence analysis; groundwater contamination; hazardous waste disposal practices; safety audits and 'self-audits' under the CMA Responsible Care Program; and toxic use reduction plans. Residents wish to inspect facilities and publicly discuss such documents with the company;

Some companies are agreeing to furnish this information under Good Neighbor Agreements which allow mutually-agreed-upon experts to give technical assistance to the community. Given our Company's past record and problems, we believe that it should meet community requests, make information public, and show itself to be accountable.

RESOLVED: Shareholders request the Company to adopt a policy to make publicly available at each facility information that will allow concerned persons or organizations (i) to assess that facility's [a] actual environmental and safety hazards to local communities, [b] pertinent Company policies and procedures, and [c] arrangements for emergency preparedness; and (ii) inspect such facilities with regard to these hazards."

SUPPORTING STATEMENT

"To be effective, this information should be readily accessible to local residents, employees and concerned environmental or community organizations. It should cover hazards to specific communities, evaluating the risks and consequences of chemical accidents, preventative measures, and plans to reduce the use of toxics. Our Company needs to deal adequately with the public's concerns about environmental health and safety, if it is to be viewed as environmentally responsible. We ask shareholders concerned with our Company's image, its treatment of local concerns about environmental health and safety, the financial and human costs of accidents, and the negative repercussion of negative publicity to vote FOR this resolution."

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE FOREGOING
STOCKHOLDER PROPOSAL

     The Board of Directors is aware that environmental, health and safety issues are of common concern to Occidental and to the communities in which Occidental operates. This concern is reflected in Occidental's Policy on Health, Safety and Environmental Protection, which applies to all domestic and foreign business locations and activities of Occidental and its subsidiaries. The Policy states as its general principle:

     "Human life and health are precious and must be safeguarded; the world's natural resources are finite and are to be conserved and protected; and environmental protection is good for the community and is good business. The protection of health, safety and the environment is one of Occidental's highest priorities."

Occidental's policy provides 17 specific environmental standards of performance, including the requirement to "foster a constructive working relationship with communities, environmental, trade and technical organizations, and other interested persons." Every Occidental employee is expected to carry out both the spirit and the letter of the Policy.

     Occidental recently reinforced the Policy by adopting a Vision Statement - Health, Environment and Safety, which contains 10 principles that are designed to ensure that health, environment and safety are integrated into Occidental's business
planning and decision-making.   The Vision Statement provides
that Occidental's facilities "will regularly participate in an open dialogue with neighboring communities to share information and respond to the public's input or concerns about safety, health and environment."

     Moreover, Occidental adheres to industry guidelines and initiatives for environmental quality, including the Chemical Manufacturers Association's Guiding Principles for Responsible Care cited by the proponent as well as the American Petroleum Institute's STEP (Strategies for Today's Environmental Partnership) Program and the Natural Gas STAR program.
Occidental has made a serious commitment to the implementation of these programs. For example, in accordance with the Responsible Care Codes of Conduct, it has taken steps to meet or communicate with the local communities in which it operates. There are presently more than 20 community action panels that meet regularly with the management of various chemical facilities to discuss issues and operations and to provide feedback on community concerns.

     The Policy, the Vision Statement and the steps Occidental is undertaking to implement them and the various industry guidelines clearly demonstrate Occidental is committed to communicating and working with communities and other interested persons in the important area of environmental, health and safety. The Board believes that Occidental already substantially complies with the intent and spirit of the proposal.

     Accordingly, the Board of Directors recommends a vote
AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSAL REGARDING ENVIRONMENTAL, SOCIAL AND
FINANCIAL ACCOUNTABILITY
IN EXECUTIVE COMPENSATION

     Mr. Rome Jarrett Jr., 1517 Village Drive, South Charleston,
West Virginia 25309, the owner of 710 shares of Common Stock, has notified Occidental that he intends to present the following proposal at the Meeting:

"WHEREAS:

We believe financial, social and environmental criteria should all be taken into account in fixing compensation packages for corporate officers. Public scrutiny on Compensation is reaching a new intensity - not just for the Chief Executive Officer, but for all executives. Concerns expressed include the following:

o Top executives often receive considerable increases in compensation packages, even when corporate financial performance is mediocre or poor and stockholders watch dividends slip and stock prices drop.

o Executive compensation, even when it decreases in a bad year, is usually not proportional to a year's poor financial returns and the financial burden borne by stockholders. Professor Graef Crystal, a national authority on executive compensation, argues that CEOs get paid "hugely in good years," and "if not hugely, then merely wonderfully in bad years."

o When top officers' compensation packages are compared to those of the lowest paid employees, Professor Crystal notes many
U.S. CEOs make 160 times more than the average employee, while in Japan, that ratio is 16:1.

o The relationship between compensation and the social and environmental impact of a company's decisions is an important question. For instance, should top officers' pay for a given year be reduced if the company is found guilty of systematic violation of labor laws or poor environmental performance, especially if it results in costly fines or expensive, protracted litigation? Should responsible officers' pay be on a business-as-usual scale in a year of a major environmental accident? Should compensation for Occidental's CEO reflect the company's involvement in a rising number of Superfund sites? Should compensation reflect the impact of 1994 explosions at company plants in Taft, Louisiana; Delaware City, Delaware; and Niagara Falls, New York?

These questions deserve the careful scrutiny of our Board and its Compensation Committee. Several companies including Procter & Gamble, Bristol-Myers Squibb and Westinghouse have reported to shareholders on how they integrate these factors into their compensation packages.

RESOLVED: Shareholders request that a committee of outside Directors of the Board institute an Executive Compensation Review, and prepare a report available to shareholders by October 1995 with the results of the Review and recommended changes in practice. The review shall cover pay, benefits, perks, stock options and special arrangements in the compensation packages for all the company's top officers."

SUPPORTING STATEMENT

"We recommend that the Board study and report on the following in its review:

1) Ways to link executive compensation more closely to financial performance with proposed criteria and formulae.

2) Ways to link compensation to environmental and social corporate performance (e.g., lower base pay with incentives given for meeting or surpassing certain environmental and social standards).

3) Ways to link financial viability of the company to long-term environmental and social sustainability (e.g., linkages that avoid short-range thinking, and instead encourage long-range planning).

4) A description of social and environmental criteria to take into account (e.g., environmental performance standards, environmental lawsuits, settlements, penalties, violations, results of internal or independent environmental audits)."

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE FOREGOING
STOCKHOLDER PROPOSAL

     The Board of Directors believes that the Proposal asks Occidental to, in large part, duplicate what is already being done. As described in the Report of the Compensation Committee, which begins at page 16, Occidental has taken steps to make a greater portion of executive compensation more closely linked to the financial performance of the company. The new Pay for Performance program adopted in November 1994 includes a new Executive Incentive Compensation Plan under which awards are determined primarily based on the achievement of predetermined financial objectives (such as income and cash flow) and documented individual objectives, which for individuals responsible for operational management include a component for environmental and safety requirements. In addition, the 1995 Incentive Stock Plan, which is being presented for stockholder approval and which will replace the existing stock option and restricted stock plans, provides for future awards of performance stock that will be earned only if performance objectives, such as total stockholder return, are met.

     Additionally, Occidental has adopted and implemented policies (some of which are described in the Board's Statement in Opposition on page 32) to ensure that environmental, health and safety concerns are integrated into business planning and decision-making and are the obligation of every employee. Occidental's commitment to these concerns derives in part from its recognition that the company's financial success and continued viability are linked increasingly and inseparably to its environmental and social performance. Accordingly, Occidental's increased reliance on performance-based compensation means that a greater portion of executive compensation will reflect the company's performance in such areas.

     Finally, the Board believes that adoption of the Proposal is unnecessary since much of the information sought is available to stockholders annually in Occidental's proxy statement. The Compensation Committee's report specifically addresses each of the items in the Proposal (i.e., "pay, benefits, perks, stock options and special arrangements"). Thus, the report called for by the Proposal would be substantially duplicative of the Report of the Compensation Committee. The Board believes that the costs of instituting the review and preparing and mailing the report called for by the Proposal would outweigh the benefit to stockholders of any additional information that may result from such review.

     Accordingly, the Board of Directors recommends a vote
AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING OF STOCKHOLDERS

     Stockholder proposals to be presented at the 1996 Annual Meeting of Stockholders of Occidental must be received at Occiden tal's executive offices at 10889 Wilshire Boulevard, Los Angeles, California 90024, addressed to the attention of the Secretary, by November 14, 1995, in order to be included in the proxy statement and form of proxy relating to such meeting.


                          ANNUAL REPORT


     Occidental's 1994 Annual Report is concurrently being mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the report thereon of Arthur Andersen LLP, independent public ac countants.

                              By Order of the Board of Directors

                              Donald P. de Brier

                              Donald P. de Brier
Dated:  March 13, 1995        Secretary

                       ___________________


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND
RETURN THE ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED
ENVELOPE.

                          EXHIBIT A

              OCCIDENTAL PETROLEUM CORPORATION
                  1995 INCENTIVE STOCK PLAN

     1. PURPOSE.   The purpose of this Occidental Petroleum
Corporation 1995 Incentive Stock Plan is to permit
Occidental Petroleum Corporation ("Occidental") and its
subsidiaries to attract and retain top-quality employees and to provide such employees with an incentive to enhance
stockholder return.  Additionally, it is intended that by
providing more compensation that is stock-based, the Plan
will encourage employees to view Occidental from the
perspective of its stockholders.
     2. COMMON STOCK AUTHORIZED UNDER THE PLAN.
        (a) Subject to adjustment as provided in Section 9
the number of shares of Common Stock issued or transferred
under this Plan shall not in the aggregate exceed 10,000,000 shares, which may be Common Stock of original issuance or
Common Stock held in treasury or a combination thereof.  For the purposes of this Section 2(a):
            (i) Upon payment in cash of the benefit provided
by any Award, any shares of Common Stock that were covered
by that Award shall again be available for issuance or
transfer under this Plan.
            (ii)    Upon the full or partial payment of any
Option Price by the transfer to the Company of shares of
Common Stock or upon satisfaction of tax withholding
obligations in connection with any such exercise or any
other payment made or benefit realized under this Plan by
the transfer or relinquishment of Common Stock, there shall
be deemed to have been issued or transferred under this Plan only the number of shares of Common Stock actually issued or transferred by Occidental less the number of Common Stock so transferred or relinquished.
        (b) Notwithstanding anything in Section 2(a) or
elsewhere in this Plan to the contrary, the number of shares of Common Stock issued or transferred as Restricted Stock
and Performance Stock that become nonforfeitable without the achievement of Performance Objectives shall not in the aggregate exceed 5,000,000 shares, subject to adjustment as
provided in Section 9.
        (c) Notwithstanding anything in Section 2(a) or
elsewhere in this Plan to the contrary, the aggregate number of shares of Common Stock which may be issued by the Company upon the exercise of Incentive Stock Options shall not
exceed 10,000,000 shares of Common Stock, subject to
adjustment as provided in Section 9.
        (d) Subject to adjustment as provided in Section 9,
no Participant shall be granted Stock Options, SARs,
Restricted Stock, Performance Stock and any other Award paid in Common Stock, in the aggregate, for more than 2,000,000
shares.
     3. AWARDS.   The Committee shall determine the type of
Award(s) to be made to a Participant.  Awards may be granted singly, in combination or in tandem.  Awards also may be
made in combination or in tandem with, in replacement of or
as alternatives to or as the payment form for grants or
rights under any other compensation plan or individual
contract or agreement with the Company.  The types of Awards that may be granted are set forth in Sections 4, 5, 6 and 7.
Each Award shall be evidenced by a written agreement signed
by the Company and the Participant. The following terms and conditions shall apply to all Awards:
        (a) An Award may provide for the payment to the
Participant of dividends or dividend equivalents, in cash or
Common Stock on a current, deferred or contingent basis.
        (b) Any Award may provide for earlier exercise,
vesting or termination in the event of a Change of Control.
        (c) Successive Awards may be made to the same
Participant regardless of whether any outstanding Award
remains unexercised or subject to the expiration of
restrictions or the satisfaction of Performance Objectives.
     4. STOCK OPTIONS.   The Committee may from time to time
authorize grants to Participants of options to purchase
Common Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions:
        (a) Each grant shall specify the number of shares of
Common Stock to which it pertains.
        (b) Each grant shall specify an Option Price, which
may be either fixed or based on an index, but which, in any
case, shall be not less than the Fair Market Value per Share on the Date of Grant.
        (c) Each grant shall specify the form of
consideration to be paid in satisfaction of the Option
Price, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company,
(ii) unrestricted Common Stock already owned by the
Optionee, (iii) any other legal consideration that
the Committee may deem appropriate on such basis as the
Committee may determine in accordance with this Plan and
(iv) any combination of the foregoing or (v) the delivering
of an exercise notice together with a copy of irrevocable instructions to a broker to promptly deliver to the company the amount of sale or loan proceeds from the Common Stock
underlying the stock option.
        (d) Each grant shall specify the period or periods
of continuous employment of the Optionee by the Company that are necessary before the Stock Options or installments
thereof become exercisable.
        (e) Stock Options granted pursuant to this Section 4
may be Nonqualified Options or Tax-qualified Options or
combinations thereof.
        (f) Any grant of Stock Options may specify
Performance Objectives that, if achieved, will result in exercisability or early exercisability of such Stock Option.
        (g) No Stock Option granted pursuant to this Section
4 may be exercised more than 10 years from the Date of
Grant.
     5. STOCK APPRECIATION RIGHTS ("SARS").   The Committee
may also authorize grants to Participants of SARs.  A SAR
shall be a right of the Participant to receive from the
Company an amount, which shall be determined by the
Committee and shall be expressed as a percentage (not
exceeding 100 percent) of the Spread at the time of the
exercise of a SAR.  Any grant of SARs shall be upon such
terms and conditions as the Committee may determine in
accordance with the following provisions:
        (a) Any grant may specify that the amount payable
upon the exercise of a SAR may be paid by the Company in
cash, Common Stock or any combination thereof and may (i)
either grant to the Participant or reserve to the Committee
the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to
issue Common Stock or other equity securities in lieu of
cash.
        (b) Any grant may specify that the amount payable
upon the exercise of a SAR shall not exceed a maximum
specified by the Committee on the Date of Grant.
        (c) Any grant may specify (i) a waiting period or
periods before SARs shall become exercisable and (ii)
permissible dates or periods on or during which SARs shall
be exercisable.
        (d) Any grant of SARs may specify Performance
Objectives that, if achieved, will result in exercisability
or early exercisability of such SARs.
        (e) Any SAR may be granted in tandem with a Stock
Option.  Each tandem grant shall provide that a SAR may be
exercised only (i) if the related Stock Option is
exercisable and (ii) by surrender of the related Stock
Option for cancellation.
        (f) Regarding freestanding SARs only:
            (i) Each grant shall specify in respect of each freestanding SAR a Base Price, which shall be not less than the Fair Market Value per Share on the Date of Grant;
            (ii)    Each grant shall specify the period or
periods of continuous employment of the Participant by the
Company that are necessary before the freestanding SAR or installments thereof shall become exercisable.
            (iii)   No freestanding SAR granted may be
exercised more than 10 years from the Date of Grant.
     6. RESTRICTED STOCK.   The Committee may also authorize
grants or sales to Participants of Restricted Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions:
        (a) Each grant or sale shall specify the number of shares of Restricted Stock to which it relates.
        (b)     Each grant or sale may be made without
additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per Share on the Date of Grant.
        (c) Each grant or sale shall provide that the Restricted Stock covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code for a period of at least three years as determined by the Committee.
        (d)     Each grant or sale shall provide that,
during the Restricted Period, the transferability of the Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed by the Committee.
        (e) For grants or sales for which forfeitable shares of Common Stock are issued at the time of grant or sale:
            (i) Each such grant or sale shall constitute a transfer of ownership of Restricted Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer provided above in
Section 6(c).
            (ii)    Unless otherwise directed by the
Committee, all certificates representing Restricted Stock, together with a stock power endorsed in blank by the Participant, shall be held in custody by the Company until all restrictions on such Stock lapse.
        (f) For grants for which forfeitable shares of Common Stock are not issued at the time of grant, each grant shall specify the time and manner of payment of Restricted
Stock that shall have ceased to be forfeitable, and any grant may specify that any such amount may be paid by the Company in cash, Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.
     7. PERFORMANCE STOCK. The Committee may also authorize grants of Performance Stock, which shall become either nonforfeitable or payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:
        (a)     Each grant shall specify the number of
shares of Performance Stock to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.
        (b) The Performance Period with respect to each grant of Performance Stock shall be determined by the Committee.
        (c)     Each grant shall specify the Performance
Objectives that are to be achieved and a minimum acceptable level of achievement below which no payment will be made or grant of Performance Stock shall be nonforfeitable and shall set forth a formula for determining the amount of any payment to be made or amount of Performance Stock to be nonforfeitable if performance is at or above the minimum acceptable level but falls short of full achievement of the Performance Objectives.
        (d) For grants for which forfeitable shares of Common Stock are not issued at the time of grant, each grant shall specify the time and manner of payment of Performance
Stock that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.
        (e) Any grant of Performance Stock may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant.
     8. TRANSFERABILITY.
        (a) Any Award may provide that all or any part of the Common Stock that is to be issued or transferred by Occidental upon the exercise of Stock Options or SARs or in payment of Performance Stock or that, in the case of Restricted Stock or Performance Stock, is no longer subject to substantial risk of forfeiture and restrictions on transfer shall be subject to further restrictions upon transfer.
        (b)     No Stock Option or other derivative security
(as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Stock Options and SARs may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by such guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for the transferability of particular Awards under this Plan so long as such provisions will not disqualify the exemption for other Awards under Rule 16b-3.
     9. ADJUSTMENTS.
        (a) The Committee may make or provide for such adjustments in the number of shares of Common Stock covered by outstanding Stock Options, SARs and Performance Stock granted under this Plan, the Option Prices or Base Prices applicable to any such Stock Options and SARs and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company or (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be appropriate under the circumstances and may require the surrender of all Awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any Award that the holder of the Award may elect to receive an equivalent Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent
Award. The Committee may also make or provide for such adjustments in the maximum number of shares of Common Stock specified in Sections 2(a), 2(b), 2(c) and 2(d) as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 9. Notwithstanding anything in the foregoing to the contrary, with respect to any outstanding Stock Option that was intended to qualify as a Tax-qualified Option, the Committee shall not, without the consent of the affected
Participant, make any adjustment that would prevent such Stock Option from so qualifying.
        (b) If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Committee may elect to assume under this Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Committee may determine; provided, however, that the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan. Unless otherwise determined by the Committee, such awards shall not be taken into account for purposes of the limitations contained in Section 2 of this Plan.
     10. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.
     11. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of any taxes required to be withheld.
At the discretion of the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Stock, and any agreement pertaining to an Award may make such relinquishment the mandatory form of satisfying such taxes. The Committee may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.
     12.    TERMINATION OF EMPLOYMENT, HARDSHIP AND APPROVED
LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment for any reason, leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds a Stock Option or SAR that is not immediately and fully exercisable, any Restricted Stock as to which the substantial risks of forfeiture or the prohibition or restriction on transfer has not lapsed, any Performance Stock that has not been fully earned or is subject to forfeiture or any Common Stock that is subject to any transfer restriction pursuant to Section
8(a) of this Plan, the Committee may take any action that it deems to be appropriate under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award.
     13. FOREIGN PARTICIPANTS. In order to facilitate the making of an Award, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of Occidental may certify any such document as having been approved and adopted in the same manner as this Plan;
provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of Occidental.

     14.    ADMINISTRATION OF THE PLAN.
        (a) This Plan shall be administered by the Compensation Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of
Section 162(m) of the Code.
        (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Stock Option, SARs, Restricted Stock or Performance Stock, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.
     15.    AMENDMENTS AND OTHER MATTERS.
        (a)     The Committee may amend, alter or
discontinue this Plan, but no amendment, alteration or discontinuation shall be made that would impair the rights of a Participant under any outstanding Award without such Participant's consent, or that without the approval of the stockholders of Occidental (as described below) would (i) except as provided in Section 9, increase the total number of shares of Common Stock reserved for the purpose of the Plan; (ii) extend the maximum period provided in Section 4(g) for exercising Stock Options; or (iii) extend the maximum period provided in Section 5(f)(iii) for SARs. Notwithstanding the foregoing, stockholder approval under this Section 15 shall be required only at such time and under such circumstances as stockholder approval would be required under Rule 16b-3 with respect to any material amendment to any employee benefit plan of the Company.
        (b) The Committee shall not, without the approval of the stockholders of Occidental, authorize the amendment of any outstanding Stock Option to reduce the Option Price or authorize the amendment of any outstanding SAR to reduce the Base Price. Furthermore, no Stock Options or SARs shall be canceled and replaced with Awards having a lower Option Price or Base Price without the further approval of the stockholders of Occidental.
        (c) The Committee may condition the grant of any Award authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company to the Participant.
        (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company and shall not interfere in any way with any right that the Company would otherwise have to terminate any Participant's employment or other service at any time.
        (e) (i) To the extent that any provision of this Plan would prevent any Stock Option that was intended to qualify as a Tax-qualified Option from so qualifying, any such provision shall be null and void with respect to any such Stock Option; provided, however, that any such provision shall remain in effect with respect to other Stock Options, and there shall be no further effect on any provision of this Plan.
            (ii) Any Award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of Occidental shall be null and void as to persons subject to Section 16(a) of the Act if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.
        (f) The Committee may require or permit Participants to elect to defer the issuance of Common Stock or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Stock.
        (g) Unless otherwise determined by the Committee, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.
        (h) Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured general creditor of the Company.

     16. TERM. This Plan shall be effective on the first day immediately following the date on which the Plan is first approved by the stockholders of Occidental and shall continue in effect for 10 years from that date.
     17.    DEFINITIONS.  As used in this Plan,
     "ACT" means the Securities Exchange Act of 1934, as amended.
     "AWARD" means any grant of Stock Options, SARs or Performance Stock or grant or sale of Restricted Stock under this Plan.
     "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a freestanding SAR.
     "BOARD" means the Board of Directors of Occidental. "CHANGE OF CONTROL" means the occurrence of any of the following events:
        (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company owned, directly or indirectly, by the stockholders of Occidental in substantially the same proportions as their ownership of the Common Stock of Occidental), is or becomes after the effective date of the Plan as provided in Section 16 (the "Effective Date") the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of Occidental (not including in the securities beneficially owned by such person any securities acquired directly from Occidental or its affiliates) representing 50 percent or more of the combined voting power of Occidental's then-outstanding securities;
        (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
(i), (iii), or (iv) of this definition) whose election by the Board or nomination for election by Occidental's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or
        (iii) the stockholders of Occidental approve a merger or consolidation of Occidental with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of Occidental outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50 percent of the combined voting power of the voting securities of Occidental or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50 percent of the combined voting power of Occidental's then-outstanding securities; or
        (iv) the stockholders of Occidental approve a plan of complete liquidation of the Company or an agreement for the sale of disposition or all or substantially all of the Company's assets; provided, however, that prior to the occurrence of any of the events described in clauses (i) through (iv) above, the Board may determine that such event shall not constitute a Change of Control for purposes of this Plan.
     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.
     "COMMITTEE" means the Committee described in Section
14(a) of this Plan.
     "COMMON STOCK" means (i) shares of the Common Stock, $0.20 par value, of Occidental and (ii) any security into which Common Stock may be converted by reason of any transaction or event of the type referred to in Section 9.
     "COMPANY" means Occidental and its Subsidiaries, collectively.
     "DATE OF GRANT" means the date specified by the Committee on which an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.
     "FAIR MARKET VALUE PER SHARE" means the last reported sales price of a share of Common Stock on the New York Stock Exchange - Composite Transactions on the relevant date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale is transacted.
     "INCENTIVE STOCK OPTION" means a Stock Option that is intended to qualify as an "incentive stock option" under
Section 422 of the Code or any successor provision thereto. "NONQUALIFIED OPTION" means a Stock Option that is not intended to qualify as a Tax-qualified Option.
     "OCCIDENTAL" means Occidental Petroleum Corporation, a
Delaware corporation.

     "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Stock Option.
     "OPTION PRICE" means the purchase price payable upon the exercise of a Stock Option.
     "PARTICIPANT" means (i) a salaried employee of the Company who is selected by the Committee to receive benefits under this Plan or (ii) a person who has agreed to commence salaried employment with the Company.
     "PERFORMANCE OBJECTIVES" means performance objectives adopted by the Committee pursuant to this Plan for Participants who have received grants of Performance Stock or, when so determined by the Committee, Stock Options, SARs or Restricted Stock. With respect to any Award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of
Section 162(m) of the Code (or any successor provision), the Performance Objectives shall be limited to specified levels of, growth in or peer company comparisons based on (i) Total Stockholder Return, (ii) return on assets or (iii) book value per share, as the Committee may determine, and the attainment of such Performance Objective shall not be deemed to have occurred until certified by the Committee. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives to be unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate.
     "PERFORMANCE PERIOD" means, in respect of Performance Stock, the period of time within which the Performance Objectives are to be achieved, which period shall not be less than three years.
     "PERFORMANCE STOCK" means (i) a grant pursuant to
Section 7 of shares of Common Stock, which shares are subject to forfeiture in the event the Performance Objectives are not achieved, or (ii) a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 7 that is payable upon achievement of the Performance Objectives.
     "PLAN" means this Occidental Petroleum Corporation 1995
Incentive Stock Plan.
     "RESTRICTED PERIOD" means, in respect of Restricted Stock, the period determined by the Committee pursuant to
Section 6(c).
     "RESTRICTED STOCK" means (i) a grant pursuant to
Section 6 of shares of Common Stock, which shares are subject to a substantial risk of forfeiture and restrictions on transfer, or (ii) a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to
Section 6 that is payable upon expiration of the Restricted
Period.
     "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule to the same effect.
     "SAR" means a stock appreciation right granted pursuant to Section 5.
     "SPREAD" means, in the case of a freestanding SAR, the amount by which the Fair Market Value per Share on the date when the SAR is exercised exceeds the Base Price specified therein or, in the case of a tandem SAR, the amount by which the Fair Market Value per Share on the date when the SAR is exercised exceeds the Option Price for the related Stock Option.
     "STOCK OPTION" means a Nonqualified Option or a Tax-qualified Option, or both, as the case may be.
     "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity directly or indirectly controlled by the Company or in which the Company has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.
     "TAX-QUALIFIED OPTION" means a Stock Option that is intended to qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.
     "TOTAL STOCKHOLDER RETURN" means the appreciation in the price of a share of Common Stock plus reinvested dividends over a specified period of time.
     18.    GOVERNING LAW AND CONSTRUCTION.
        (a) The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.
        (b) All references to Sections in this Plan are to the Sections of the Plan. The singular includes the plural and the plural the singular.

PROXY
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

      DR. RAY R. IRANI and DR. DALE R. LAURANCE, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 28, 1995, and at any adjournment, as if the undersigned were present and voting at the meeting.

      The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5, 6, 7, 8 AND 9, IF SUCH ITEMS ARE PRESENTED AT THE MEETING. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

-------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)
                                     (logo)
IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

YOUR PROXY WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


   (arrow pointing downward) BRING TO ANNUAL MEETING (arrow pointing downward)
-------------------------------------------------------------------------------

Since parking at the Santa Monica Civic Auditorium is limited, we have arranged for alternate parking at the beach parking lot.

For your convenience, below are a map and parking instructions for the beach parking lot.

(MAP OF AREA)

SPECIAL PARKING INSTRUCTIONS
Beach Parking Lot
  - Exit Santa Monica Civic Auditorium.
  - Turn left on Main Street and proceed to Pico
    Boulevard. Turn right on Pico.
  - Take Pico to Ocean Avenue and turn left on Ocean Avenue.
  - Follow Ocean down the hill and make a right turn into the beach parking lot.

Park your car in the lot. A bus will take you to the Civic Auditorium, and a bus will return you to the beach parking lot AFTER the meeting.

CONTINUOUS SHUTTLE SERVICE WILL BE
PROVIDED from 8:30 A.M. to 2:00 P.M.

The $6 parking fee will be paid by Occidental
Petroleum Corporation.

There is no charge for the shuttle service.

(REVERSE SIDE OF PROXY)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND
3 AND AGAINST ITEMS 4, 5, 6, 7, 8 AND 9, IF SUCH ITEMS ARE PRESENTED AT THE MEETING. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR  WITHHELD
                                                                 ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney and     [ ]    [ ]
Aziz D. Syriani.
(To withhold authority to vote for any nominee(s), mark FOR
ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.

ITEM 3  The proposal to approve the  Occidental          [ ]     [ ]      [ ]
Petroleum Corporation 1995 Incentive Stock Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5, 6, 7, 8 AND 9.

                                                         FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding               [ ]     [ ]      [ ]
declassifying the board of directors.

ITEM 5  The stockholder proposal regarding               [ ]     [ ]      [ ]
salary caps.

ITEM 6  The stockholder proposal regarding               [ ]     [ ]      [ ]
revisions to confidential voting policy.

ITEM 7 The stockholder proposal regarding                [ ]     [ ]      [ ]
director tenure policy.

ITEM 8 The stockholder proposal regarding                [ ]     [ ]      [ ]
community environmental hazards.

ITEM 9 The stockholder proposal regarding                [ ]     [ ]      [ ]
accountability in executive compensation.


Discontinue mailing Annual Report to this account.       [ ]

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

               PLEASE HELP US ELIMINATE DUPLICATE MAILINGS.


OCCIDENTAL PETROLEUM CORPORATION IS REQUIRED TO SEND AN ANNUAL REPORT TO EVERY STOCKHOLDER. IF YOU HAVE MULTIPLE ACCOUNTS WITH THE SAME ADDRESS, PLEASE HELP US REDUCE COSTS BY DIRECTING US TO DISCONTINUE MAILING FUTURE ANNUAL REPORTS TO ONE OR MORE SUCH ACCOUNTS. MARK THE APPROPRIATE BOX ON THE PROXY CARD FOR EACH SUCH ACCOUNT. THE PROXY CARD FOR AT LEAST ONE ACCOUNT MUST REMAIN UNMARKED TO RECEIVE AN ANNUAL REPORT. DO NOT TERMINATE MAILINGS FOR ACCOUNTS FOR WHICH YOU SERVE AS A TRUSTEE, GUARDIAN OR OTHER FORM OF NOMINEE.

   (arrow pointing downward) BRING TO ANNUAL MEETING (arrow pointing downward)
-------------------------------------------------------------------------------
(logo)  OCCIDENTAL PETROLEUM CORPORATION
        ANNUAL MEETING OF STOCKHOLDERS
        PREREGISTRATION FORM


                                Santa Monica Civic Auditorium
                                1855 Main Street, Santa Monica

                                Meeting Hours
                                Exhibit Room opens at 9:15 A.M.
                                Meeting starts at 10:30 A.M.

        TO SPEED UP REGISTRATION, PLEASE BRING THIS CARD WITH YOU TO THE MEETING ON APRIL 28. DO NOT MAIL.

        Please see the back of this card for parking instructions.

930-A(SOR)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL PETROLEUM CORPORATION
SAVINGS PLAN)

                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION
SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 28, 1995, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney and Aziz D. Syriani. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

    I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

-------------------------------------------------------------------------------
                        (arrows pointing upward)
                           DETACH AND RETURN
                               (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE OCCIDENTAL
PETROLEUM CORPORATION SAVINGS PLAN)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5, 6, 7, 8 AND 9, IF SUCH ITEMS ARE PRESENTED AT THE MEETING. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                  FOR  WITHHELD
                                                                  ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney and      [ ]     [ ]
Aziz D. Syriani.
(To withhold authority to vote for any nominee(s), mark FOR
ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.

ITEM 3  The proposal to approve the Occidental           [ ]     [ ]      [ ]
Petroleum Corporation 1995 Incentive Stock Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5, 6, 7, 8 AND 9.

                                                        FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding               [ ]     [ ]      [ ]
declassifying the board of directors.

ITEM 5  The stockholder proposal regarding               [ ]     [ ]      [ ]
salary caps.

ITEM 6  The stockholder proposal regarding               [ ]     [ ]      [ ]
revisions to confidential voting policy.

ITEM 7 The stockholder proposal regarding                [ ]     [ ]      [ ]
director tenure policy.

ITEM 8 The stockholder proposal regarding                [ ]     [ ]      [ ]
community environmental hazards.

ITEM 9 The stockholder proposal regarding                [ ]     [ ]      [ ]
accountability in executive compensation.




Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
                      (arrows pointing upward)
                        DETACH AND RETURN
                           (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


930-B(PSA)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL CHEMICAL CORPORATION
SAVINGS AND INVESTMENT PLAN)

                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL CHEMICAL CORPORATION
SAVINGS AND INVESTMENT PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 28, 1995, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Chemical Corporation Savings and Investment Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney and Aziz D. Syriani. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

    I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

-------------------------------------------------------------------------------
                      (arrows pointing upward)
                        DETACH AND RETURN
                            (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE OCCIDENTAL
CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5, 6, 7, 8 AND 9, IF SUCH ITEMS ARE PRESENTED AT THE MEETING. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR  WITHHELD
                                                                 ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney and     [ ]     [ ]
Aziz D. Syriani.
(To withhold authority to vote for any nominee(s), mark FOR
ALL and write nominee(s) name(s) in the space provided below.)

____________________________________________________________
                                                        FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of            [ ]      [ ]     [ ]
Arthur Andersen LLP as independent public accountants.

ITEM 3  The proposal to approve the  Occidental         [ ]      [ ]     [ ]
Petroleum Corporation 1995 Incentive Stock Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5, 6, 7, 8 AND 9.

                                                        FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding              [ ]      [ ]     [ ]
declassifying the board of directors.

ITEM 5  The stockholder proposal regarding              [ ]      [ ]     [ ]
salary caps.

ITEM 6  The stockholder proposal regarding              [ ]      [ ]     [ ]
revisions to confidential voting policy.

ITEM 7 The stockholder proposal regarding               [ ]      [ ]     [ ]
director tenure policy.

ITEM 8 The stockholder proposal regarding               [ ]      [ ]     [ ]
community environmental hazards.

ITEM 9 The stockholder proposal regarding               [ ]      [ ]     [ ]
accountability in executive compensation.




Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
                      (arrows pointing upward)
                        DETACH AND RETURN
                           (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


930-C(SIP)

(VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)



                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE EMPLOYEES THRIFT PLAN OF OXY USA INC.:

   I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 28, 1995, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Employees Thrift Plan of OXY USA Inc. in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

   My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney and
Aziz D. Syriani. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

   I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE EMPLOYEES THRIFT PLAN OF OXY USA INC. WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PENSION PLANS OF ADMINISTRATIVE COMMITTEE.


930-E(TUL)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5, 6, 7, 8 AND 9, IF SUCH ITEMS ARE PRESENTED AT THE MEETING. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR   WITHHELD
                                                                 ALL   FOR ALL
ITEM 1  The election as directors of the following nominees:
Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney and     [ ]      [ ]
Aziz D. Syriani.
(To withhold authority to vote for any nominee(s), mark FOR
ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.

ITEM 3  The proposal to approve the  Occidental          [ ]     [ ]      [ ]
Petroleum Corporation 1995 Incentive Stock Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5, 6, 7, 8 AND 9.

                                                       FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding               [ ]     [ ]      [ ]
declassifying the board of directors.

ITEM 5  The stockholder proposal regarding               [ ]     [ ]      [ ]
salary caps.

ITEM 6  The stockholder proposal regarding               [ ]     [ ]      [ ]
revisions to confidential voting policy.

ITEM 7 The stockholder proposal regarding                [ ]     [ ]      [ ]
director tenure policy.

ITEM 8 The stockholder proposal regarding                [ ]     [ ]      [ ]
community environmental hazards.

ITEM 9 The stockholder proposal regarding                [ ]     [ ]      [ ]
accountability in executive compensation.




Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians, and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

(PROXY CARD - BROKER)

PROXY

                  THIS PROXY IS SOLICITED ON BEHALF OF
                        THE BOARD OF DIRECTORS

                   OCCIDENTAL PETROLEUM CORPORATION

  DR. RAY R. IRANI and DR. DALE R. LAURANCE, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 28, 1995, and at any adjournment, as if the undersigned were present and voting at the meeting.

   The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1,2, AND 3 AND AGAINST ITEMS 4,5,6,7,8, AND 9, IF SUCH
ITEMS ARE PRESENTED AT THE MEETING. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.



930-D (BRO)

(REVERSE SIDE OF PROXY CARD - BROKER)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND
3 AND AGAINST ITEMS 4, 5, 6, 7, 8 AND 9, IF SUCH ITEMS ARE PRESENTED AT THE MEETING. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR   WITHHELD
                                                                 ALL   FOR ALL
ITEM 1  The election as directors of the following nominees:
Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney and     [ ]      [ ]
Aziz D. Syriani.
( To withhold authority to vote for any nominee(s), mark FOR
ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.

ITEM 3  The proposal to approve the  Occidental          [ ]     [ ]      [ ]
Petroleum Corporation 1995 Incentive Stock Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5, 6, 7, 8 AND 9.

                                                         FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding               [ ]     [ ]      [ ]
declassifying the board of directors.

ITEM 5  The stockholder proposal regarding               [ ]     [ ]      [ ]
salary caps.

ITEM 6  The stockholder proposal regarding               [ ]     [ ]      [ ]
revisions to confidential voting policy.

ITEM 7 The stockholder proposal regarding                [ ]     [ ]      [ ]
director tenure policy.

ITEM 8 The stockholder proposal regarding                [ ]     [ ]      [ ]
community environmental hazards.

ITEM 9 The stockholder proposal regarding                [ ]     [ ]      [ ]
accountability in executive compensation.




Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians, and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________